As filed with the Securities and Exchange Commission on April 1, 2016
1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651
CIK No. 0001055225

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 10
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 74
LLANY Separate Account R for Flexible Premium Variable Life Insurance
(Exact Name of Registrant)
Lincoln SVULone2007
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2015 was filed March 28, 2016.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2016 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 22, 2016.

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on January 29, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2016

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
No-Lapse Protection.  Your Policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of Policy Lapse.
The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.
The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less

Indebtedness. Refer to the section headed “Premium Reserve Rider” in the Riders section of this prospectus for more information about the benefits of this rider.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	7.0% in Policy Years 1-20; and 4.0% in Policy Years 21 and beyond. [1]
Surrender Charge* [2]
A dollar amount per $1,000 of Specified amount.	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge may be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$60.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 45, standard non-tobacco, in year one.		$25.81 per $1,000
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
1The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
2 During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00215 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.60%.[2]
Administrative Fee*	Monthly
Flat fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.61 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.17334 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.		5.0%[3]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.[4]
Overloan Protection Rider	One-time charge when benefit is elected.
A percentage of the then current Accumulation Value.
Maximum Charge		5.0%
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Premium Reserve Rider[5]	When you direct a Premium to this rider	4.0% of each Premium Payment allocated to the Rider.[5]
	When Rider Accumulation Value is transferred to Policy during Policy Years 1-10[5]	3.0% of amount transferred
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10; 0.20% in Policy Years 11-20; and 0.00% in Policy Years 21 and beyond.
[3]	Effective annual interest rate of 5.0% in years 1-10 and 4.1% in years 11 and beyond. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and beyond.
[4]	There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.
[5]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in the Table and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10, 0.20% for Policy Years 11-20, and 0.00% for Policy Years 21 and beyond).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.67% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.85%. These waivers and reductions generally extend through April 30, 2017 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about May 9, 2016. Consult your registered representative.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.

•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)

•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 16, 2011 but will reopen for all Owners on or about May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
(formerly LVIP Money Market Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.

•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
This fund is available only to existing Owners as of May 16, 2011 but will reopen for all Owners on or about May 9, 2016. Consult your registered representative.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding

Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day”, the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. In considering related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owners resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
General:
Your Policy gives you the right to (i) fully surrender your Policy (a “Full Surrender”) and receive the “Accumulation Value” of the Policy less any applicable Surrender Charges (which is called the Policy's “Surrender Value”); (ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a “Partial Surrender”); and (iii) request a Reduction in the Specified Amount of your Policy (a “Reduction in Specified Amount”). The “Accumulation Value” of your Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed “Premiums – Policy Values” for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed “Policy Surrenders – Partial Surrender” for a detailed discussion).
A “Surrender Charge” may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy. No Surrender Charge is imposed if you request a Partial Surrender.
The Surrender Charge varies by age of the Insureds, the number of years since the “Policy Date” or the date of each increase in Specified Amount, and the Specified Amount. (See section headed “Your Insurance Policy” for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each Policy when your Policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your Policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount of your Policy by (b) the Initial Specified Amount divided by 1,000.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your registered representative. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.
For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in Specified Amount. For Reductions in Specified Amount, the duration of the Surrender Charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the Specified Amount. If there has been more than one increase in Specified Amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in Specified Amount.
When you apply for the Policy, your registered representative can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your registered representative before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.
Full Surrenders:
If you request a Full Surrender of your Policy in which the Specified Amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;
and
2)	the Initial Specified Amount divided by 1,000.
For example, the Surrender Charge for a Full Surrender of a Policy at the end of the second Policy Year for a male, standard non-tobacco, issue age 45 and a female, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $9.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $9,120.
If you request a Full Surrender of your Policy after you have requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:
1)	is
a)	the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by
b)	the Initial Specified Amount divided by 1,000; and
2)	is for each increase in Specified Amount
a)	the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by
b)	the increased Specified Amount divided by 1,000
If you request a Full Surrender of the Policy in which you have requested a Reduction in Specified Amount, the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and
2)	is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and
3)	is the Specified Amount divided by 1,000.
The charge assessed upon a Full Surrender will be subtracted from the Policy's Accumulation Value. If the Policy's Net Accumulation Value does not cover the Policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.
Reduction in Specified Amount:
If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

1)    is the amount of this decrease plus any prior decreases;

2)    is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

3)    is the Initial Specified Amount; and

4)    is the then applicable Surrender Charge.

The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.
The same calculation is made each time you request a Reduction in Specified Amount.
If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.
If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or remaining part of a previous increase in Specified Amount will be next surrendered in whole or in part.
If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you thereafter request a Reduction in Specified Amount.
We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
Your request for a Reduction in Specified Amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.
Partial Surrender:
There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed “Policy Surrenders – Partial Surrender” for a detailed discussion). In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 (see section headed “Policy Surrenders - Partial Surrender” for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed “Tax Issues – Taxation of Life Insurance in General” for detailed discussion).
Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insureds' ages, gender, and premium class. This charge will never exceed $1.61 per $1,000 of Initial

Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.0% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
Premium Reserve Rider.  We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 – 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond).
In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.

Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed “No-Lapse Enhancement rider”, “Overloan Protection Rider”, and “Premium Reserve Rider”. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your registered representative for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider form your Policy before you make your decision.
Some of the riders discussed below are optional and you must decide whether to apply for those riders. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your Policy.
No-Lapse Enhancement Rider:   This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.
No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:
1)	the rider has not terminated (see subsection headed “Rider Termination” for more information about when the rider terminates);
2)	the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider – also known as the “duration of lapse protection” – has not ended); see sub-section headed “Duration of No-Lapse Protection”); and
3)	either the “No-Lapse Value” or the “Reset Account Value”, less any Indebtedness, is greater than zero.
We will automatically issue this rider with your Policy. There is no charge for this rider.
The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.
If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed “Death Benefits” for more information.
We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the “Reference Rates and Fees”. The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.
Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).
At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.
The No-Lapse Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:
1)	is the No-Lapse Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;
4)	is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges - Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.
The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first Policy Month.
The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.
The Reset Account Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:
1)	is the Reset Account Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the Reset Account Value;

4)	is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges – Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.
The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.
The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.
On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.
Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the “Guaranteed Minimum Death Benefit”) on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.
The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the Policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.
If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed “Death Benefits” for more information.
If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.
If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the “No-Lapse Provision Death Benefit”) is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of the second Insured’s death. This death benefit may be less than the Specified Amount of the Policy.

If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the “Reset Account Value Provision Death Benefit”) is the greater of:
1)	a) the lesser of
(i)	the current Specified Amount and
(ii)	Initial Specified Amount, minus
(b)	Indebtedness, and minus
(c)	any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or
2)	an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of the second death.
If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed “Death Benefits” for more information.
If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
The following examples demonstrate for the Policy described below the death benefit under the Policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed “No-Lapse Enhancement Rider Death Benefit” shows the amount of the benefit which would be paid if the rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.
•	Insured: Male Standard Non-tobacco, age 55 and Female Standard Non-tobacco, age 55
•	Specified Amount: $1,000,000
•	Annual Premium Payment: $15,000 paid annually at or before the beginning of each of the first 30 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Benefit Selection Option: Not Elected
•	Assumed Investment Return: 8.00% gross (7.24% net)
•	No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	164,262	1,000,000	900,000	1,000,000	1,000,000
20	75	502,925	1,000,000	900,000	1,000,000	1,000,000
30	85	1,213,745	1,274,432	900,000	1,000,000	1,000,000
40	95	2,426,216	2,450,478	900,000	-	900,000

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
50	105	4,952,826	4,952,826	900,000	-	900,000
The above example shows a Policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the second Insured.
The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:
•	Assumed Investment Return: 0.00% gross (-0.76% net)

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	103,616	1,000,000	900,000	1,000,000	1,000,000
20	75	202,807	1,000,000	900,000	1,000,000	1,000,000
30	85	234,893	1,000,000	900,000	1,000,000	1,000,000
35	90	44,097	1,000,000	900,000	-	900,000
40	95	-	-	900,000	-	900,000
50	105	-	-	900,000	-	900,000
The second example shows a Policy in which the Accumulation Value declines to 0 in between Policy Years 35 and 40. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.
The No-Lapse Enhancement Rider can provide benefits when your Policy’s Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the Policy’s Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.
Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.
We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy’s Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.
Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of No-Lapse protection.
The duration of the lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.
The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:
Sample Policy
•	Insured: Male Standard Non-tobacco and Female Standard Non-tobacco, each age 55
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual Premium Payment: $8,500
Duration of lapse protection:
1)	if Premiums are received on the planned payment date each year: 407 months; or
2)	if Premiums are received 30 days after the planned payment date each year: 405 months.
The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your registered representative.
Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1)	the younger Insured reaches or would have reached age 121; or
2)	surrender or other termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or

4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.
If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.
Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy’s Accumulation Value.
By reducing the monthly charges deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement rider.
When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed “No-Lapse Enhancement Rider” for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.
The following example shows two Policies on the same Insureds. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:
Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.1733 per thousand of Specified Amount (higher)	$0.0992 per thousand of Specified Amount (lower)	This option offers the best No-Lapse protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 100%	$0.0267 per thousand of Specified Amount (lower)	$0.1592 of Specified Amount (higher)	This option offers the least amount of No-Lapse protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the No-Lapse requirements of the rider will increase.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow premium payments, partial surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Premium Reserve Rider.  We will automatically issue this rider with your Policy. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the “Premium Reserve Rider Sub-Accounts”), (ii) values held in the portion of the Fixed Account created specifically for the rider (the “Premium Reserve Rider Fixed Account”), and (iii) values held in the Premium Reserve Rider Loan Account (see section headed “Policy Loans” for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).
A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.
Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.
Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily Mortality and Expense Risk Charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.
You may request us to transfer all or part of the Premium Reserve Rider’s Accumulation Value to your Policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the Policy during the first 10 Policy Years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.
You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the Policy’s Net Accumulation Value does not cover the Policy’s Surrender Charges at the time of the withdrawal. Upon Full Surrender of the Policy, if the Policy’s Net Accumulation Value does not cover the Policy’s Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.
No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.
In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 – see section headed “No-Lapse Enhancement Rider”), you may request transfers from the Policy’s Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider’s Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.

The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the Policy in the event:
1)	the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
2)	you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.
If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.
If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed “Policy Loans” for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.
In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy’s Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.
The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.
Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.
As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider’s provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider’s automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.
As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.
As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.
You should discuss with your registered representative the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy’s Accumulation Value. Policy illustrations, which the registered representative can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.
You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.
However, Premiums allocated to the rider do not increase the Policy’s Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy’s Cost of Insurance Charges: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy’s Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.
Your registered representative can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy’s benefits and the Premium Reserve Rider Accumulation Value.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;

3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.
Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed “Death Benefits” for further information on choice of death benefit options), provide additional benefits upon the death of the Insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the Policy’s Net Amount at Risk may be lower– see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the Policy’s Net Amount at Risk – see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
In addition, policy charges which are asset based, such as the Mortality and Expense Risk Charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.
However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.
Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.
Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
Please ask your registered representative for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  Additional Bonus Credits, if any;
6)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Additional Bonus Credits
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make “Additional Bonus Credits” to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider’s No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the “Riders” section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The

Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the Policy’s Death Benefit Proceeds. If the Policy’s death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the second Insured will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000) level death benefit on the date of the second Insured's death, less any Partial Surrenders after the date of second death.	None; level death benefit.
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death, less any Partial Surrenders after the date of second death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the “Net Amount at Risk”. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option Change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate  for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death  for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:
(i) the Net Accumulation Value (which is your Policy’s Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus
(ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus
(iii) any Surrender Charge not covered by the Policy's Accumulation Value (which is not deducted in (i) above).
Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account Value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account.  The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your registered representative for an illustration of the Policy which you could receive if you decide to exchange your Policy.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Payment of Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy’s Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed “Riders—Premium Reserve Rider” for further details.)
The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the Specified Amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed “Riders – No-Lapse Enhancement Rider” for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy and against the Premium Reserve Rider Accumulation Value, if you have allocated Premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:
(i)	an amount equal to
(a)	90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus
(b)	(1)	during Policy Years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or
(2)	during Policy Years 11 and beyond, 100% of the Premium Reserve Rider Accumulation Value; less Surrender Charge (applicable if you had requested Full Surrender of your Policy on the date your loan request is received); and
(ii)	75% of the current Surrender Value.
The “Premium Reserve Rider Accumulation Value” equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current Surrender Value of the Policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus (iii) Surrender Charge.
If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges).
A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.

If you are considering requesting a Policy Loan, please ask your registered representative for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your Policy.
The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from the Policy’s Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium Reserve Rider Indebtedness and Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the Policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the Policy. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues daily at an effective annual rate of 5.0% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the Policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value of both the Policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.1% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your Policy in force (see section headed “Lapse and Reinstatement” for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed “Riders – No-Lapse Enhancement Rider” for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed “Riders – Premium Reserve Rider” for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the Policy). If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time:
1)	the Net Accumulation Value of the Policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and

2)	the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness (under both your Policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Finally, your Policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your Policy’s Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation

Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.

Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
LLANY Separate Account R for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651
End of Prospectus

Appendix A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:
The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000 (all amounts shown for the end of each Policy Year in each of the tables below are in dollars):
1) Fully surrender the Policy at the end of the representative Policy Years shown:
End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	12,858	18,520	0
2	26,556	9,120	17,436
5	73,231	0	73,231
In the table above, the Surrender Charge at the end of year 1 would be:
a) 18.52 multiplied by
b) 1,000 ($1,000,000 divided by 1,000), or $18,520.
2)	Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge
1	4,630
2	2,280
11	0
In the table above, the Surrender Charge at the end of year 1 would be:
a) 18.52 multiplied by
b) 250 ($250,000 divided by 1,000), or $4,630.
•	In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.
3)	Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at Attained Age 47, standard non-tobacco, and then fully surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
2	25,600	9,120	9,495	18,615	6,985
3	39,166	0	4,805	4,805	34,361
5	68,972	0	0	0	68,972
11	129,335	0	0	0	129,335
In the table above, the Surrender Charge at the end of year 2 would be:
a)
(i) 9.12 multiplied by
(ii) 1,000 ($1,000,000 divided by 1,000), plus
b)

(i) 18.99 multiplied by
(ii) 500 ($500,000 divided by 1,000), or $9,495.
•	At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 3, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 5, the Surrender Charge for both the Initial and additional Specified Amount would have expired.
4)	Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at Attained Age 47, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
2	1,368	7,122	8,490
3	0	3,604	3,604
11	0	0	0
In the table above, the Surrender Charge at the end of year 2 would be:
a)
(i) 9.12 multiplied by
(ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus
b)
(i) 18.99 multiplied by
(ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by 1,000), or $8,490.
•	In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in Specified Amount which exceeded 25% of the increase in Specified Amount. Therefore, only $375,000 of the $500,000 increase in Specified Amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.
•	At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 3, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.
•	At the end of year 11, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2016
Relating to Prospectus Dated May 1, 2016 for
Lincoln SVULONE2007 product
LLANY Separate Account R for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY SVULONE2007 product prospectus.
TABLE OF CONTENTS OF THE SAI

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GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free
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transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $261,610 in 2015, $959,996 in 2014 and $1,346,955 in 2013 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of
3

the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the LLANY Separate Account R for Flexible Premium Variable Life Insurance as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and
4

b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
5

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and received at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until received by us. Once we have received the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs. The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you or us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy, and the issue age of the insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
6

Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age or Gender
If the age or gender of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
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The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 financial statements of the Company follow.
8

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2015 and 2014, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $7,182; 2014 – $6,947)	$7,459	$7,665
Mortgage loans on real estate	579	551
Policy loans	350	361
Total investments	8,388	8,577
Cash and invested cash	15	64
Deferred acquisition costs and value of business acquired	576	466
Premiums and fees receivable	7	9
Accrued investment income	109	104
Reinsurance recoverables	454	434
Reinsurance related embedded derivatives	11	11
Goodwill	60	60
Other assets	199	235
Separate account assets	4,883	4,684
Total assets	$14,702	$14,644

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,534	$1,508
Other contract holder funds	5,653	5,641
Income taxes payable	330	452
Other liabilities	126	97
Separate account liabilities	4,883	4,684
Total liabilities	12,526	12,382

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,142	1,054
Accumulated other comprehensive income (loss)	93	267
Total stockholder’s equity	2,176	2,262
Total liabilities and stockholder’s equity	$14,702	$14,644

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$168	$167	$151
Fee income	322	288	273
Net investment income	422	421	419
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(15)	(5)	(10)
Portion of loss recognized in other comprehensive income	6	2	2
Net other-than-temporary impairment losses on securities recognized in earnings	(9)	(3)	(8)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(15)	(9)	(7)
Total realized gain (loss)	(24)	(12)	(15)
Other revenues	-	62	-
Total revenues	888	926	828
Expenses
Interest credited	203	203	204
Benefits	357	316	292
Commissions and other expenses	204	191	204
Total expenses	764	710	700
Income (loss) before taxes	124	216	128
Federal income tax expense (benefit)	36	69	37
Net income (loss)	88	147	91
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(174)	134	(199)
Total other comprehensive income (loss), net of tax	(174)	134	(199)
Comprehensive income (loss)	$(86)	$281	$(108)

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,054	907	816
Net income (loss)	88	147	91
Balance as of end-of-year	1,142	1,054	907

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	267	133	332
Other comprehensive income (loss), net of tax	(174)	134	(199)
Balance as of end-of-year	93	267	133
Total stockholder’s equity as of end-of-year	$2,176	$2,262	$1,981

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$88	$147	$91
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	26	16	24
Change in premiums and fees receivable	2	(1)	(7)
Change in accrued investment income	(5)	(1)	(4)
Change in future contract benefits and other contract holder funds	(60)	(84)	(196)
Change in reinsurance related assets and liabilities	(64)	(4)	(8)
Change in federal income tax accruals	(29)	17	19
Realized (gain) loss	24	12	15
Other	76	(79)	(21)
Net cash provided by (used in) operating activities	58	23	(87)

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(649)	(502)	(785)
Sales of available-for-sale securities	72	83	50
Maturities of available-for-sale securities	331	354	561
Purchases of other investments	(262)	(122)	(170)
Sales or maturities of other investments	246	114	89
Net cash provided by (used in) investing activities	(262)	(73)	(255)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	-	(11)	11
Deposits of fixed account values, including the fixed portion of variable	685	656	654
Withdrawals of fixed account values, including the fixed portion of variable	(357)	(373)	(238)
Transfers to and from separate accounts, net	(171)	(166)	(127)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	(2)
Net cash provided by (used in) financing activities	155	104	298

Net increase (decrease) in cash and invested cash	(49)	54	(44)
Cash and invested cash as of beginning-of-year	64	10	54
Cash and invested cash as of end-of-year	$15	$64	$10

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of

6

the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity

7

security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

8

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of

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the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for

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determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is

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assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite

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direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 4% of the face amount of business in force, and dividend expenses were $24  million, $21 million and $18 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

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Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our financial condition and results of operations.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the variable interest entities (“VIEs”) consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

		January 1, 2016	We will reclassify all of our debt issuance costs in accordance with this ASU. The amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission (“SEC”) Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

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3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,247	$384	$199	$-	$6,432
ABS	135	2	5	(2)	134
U.S. government bonds	26	4	-	-	30
Foreign government bonds	39	4	-	-	43
RMBS	313	26	-	(2)	341
CMBS	30	1	-	-	31
CLOs	16	-	-	-	16
State and municipal bonds	296	48	1	-	343
Hybrid and redeemable preferred securities	80	11	2	-	89
Total fixed maturity AFS securities	$7,182	$480	$207	$(4)	$7,459

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$5,926	$654	$50	$-	$6,530
ABS	155	4	7	(1)	153
U.S. government bonds	28	5	-	-	33
Foreign government bonds	40	6	-	-	46
RMBS	374	31	-	(3)	408
CMBS	39	2	-	1	40
CLOs	11	-	-	-	11
State and municipal bonds	288	59	1	-	346
Hybrid and redeemable preferred securities	86	14	2	-	98
Total fixed maturity AFS securities	$6,947	$775	$60	$(3)	$7,665

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholders’ equity for the prior years.

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The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$255	$259
Due after one year through five years	1,689	1,772
Due after five years through ten years	1,294	1,295
Due after ten years	3,450	3,611
Subtotal	6,688	6,937
Structured securities (ABS, MBS, CLOs)	494	522
Total fixed maturity AFS securities	$7,182	$7,459

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,664	$130	$198	$69	$1,862	$199
ABS	18	-	69	8	87	8
RMBS	4	-	11	1	15	1
State and municipal bonds	5	-	3	1	8	1
Hybrid and redeemable
preferred securities	-	-	14	3	14	3
Total fixed maturity AFS securities	$1,691	$130	$295	$82	$1,986	$212

Total number of AFS securities in an unrealized loss position						412

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$322	$21	$322	$29	$644	$50
ABS	5	-	76	12	81	12
RMBS	9	-	11	1	20	1
CMBS	7	-	1	1	8	1
State and municipal bonds	-	-	4	1	4	1
Hybrid and redeemable
preferred securities	-	-	14	2	14	2
Total fixed maturity AFS securities	$343	$21	$428	$46	$771	$67

Total number of AFS securities in an unrealized loss position						190

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$126	$60	$-	30
Six months or greater, but less than nine months	5	12	-	3
Nine months or greater, but less than twelve months	12	12	-	2
Twelve months or greater	38	16	2	9
Total	$181	$100	$2	44

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$3	$-	2
Six months or greater, but less than nine months	3	2	-	1
Twelve months or greater	61	21	6	19
Total	$75	$26	$6	22

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $145 million for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2015, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$43	$47	$53
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	1	5
Credit losses on securities for which an OTTI was previously recognized	2	3	4
Decreases attributable to:
Securities sold, paid down or matured	(7)	(8)	(15)
Balance as of end-of-year	$42	$43	$47

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 71% and 75% of mortgage loans on real estate as of December 31, 2015 and 2014, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2015 and 2014.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$560	96.7%	2.56	$533	96.7%	2.40
65% to 74%	14	2.4%	1.79	13	2.4%	1.65
75% to 100%	5	0.9%	1.04	5	0.9%	0.63
Total mortgage loans on real estate	$579	100.0%		$551	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$375	$374	$377
Mortgage loans on real estate	26	25	22
Policy loans	21	21	21
Commercial mortgage loan prepayment and bond make-whole premiums	5	8	6
Investment income	427	428	426
Investment expense	(5)	(7)	(7)
Net investment income	$422	$421	$419

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities:
Gross gains	$2	$4	$1
Gross losses	(16)	(5)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	(3)	(2)
Total realized gain (loss) related to certain investments, pre-tax	$(14)	$(4)	$(11)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(8)	$-	$-
ABS	(2)	(3)	(3)
RMBS	(1)	(1)	(4)
CMBS	-	-	(2)
Gross OTTI recognized in net income (loss)	(11)	(4)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Net OTTI recognized in net income (loss), pre-tax	$(9)	$(3)	$(8)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$7	$2	$2
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net portion of OTTI recognized in OCI, pre-tax	$6	$2	$2

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bonds and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based

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on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2015, our investment commitments were $5 million, which were comprised entirely of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $209 million and $248 million, respectively, or 3% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $103 million and $118 million, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.2 billion and $1.1 billion, respectively, or 14% and 13% of our invested assets portfolio, respectively, and our investments in the utilities industry with a fair value of $1.1 billion and $1.2 billion, respectively, or 13% and 14% of our invested assets portfolio, respectively.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2015 and 2014.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	-	71	-	-	34	-
GLB reserves (2)	-	-	71	-	-	34
Reinsurance related (3)	-	11	-	-	11	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	2
Total embedded derivative instruments	$-	$82	$73	$-	$45	$36

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Other assets - GLB reserves (1)	$37	$70	$(88)
Other liabilities - GLB reserves (1)	(37)	(70)	88
Reinsurance related (1)	-	-	1
Total embedded derivative instruments	$-	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$31	$65	$38
Deferred	5	4	(1)
Federal income tax expense (benefit)	$36	$69	$37

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A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$43	$76	$45
Effect of:
Separate account dividends
received deduction	(6)	(6)	(6)
Tax credits	(1)	-	(1)
Change in uncertain tax positions	-	(1)	-
Other items	-	-	(1)
Federal income tax expense (benefit)	$36	$69	$37
Effective tax rate	29%	32%	29%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2015 and 2013 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$(21)	$(61)
Deferred	(309)	(391)
Total federal income tax asset (liability)	$(330)	$(452)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$-	$8
Other	1	1
Total deferred tax assets	1	9
Deferred Tax Liabilities
DAC	127	97
VOBA	48	31
Net unrealized gain on AFS securities	98	253
Investment activity	4	4
Future contract benefits and other contract holder funds	22	-
Other	11	15
Total deferred tax liabilities	310	400
Net deferred tax asset (liability)	$(309)	$(391)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, none of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$-	$8
Increases for prior year tax positions	-	1
Decreases for prior year tax positions	-	(1)
Decreases for settlements with taxing authorities	-	(8)
Balance as of end-of-year	$-	$-

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We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015,  2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(2) million and zero, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2015 and 2014.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our results of operations or financial condition.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$377	$393	$304
Deferrals	67	72	80
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(47)	(51)	(45)
Unlocking	(16)	5	4
Adjustment related to realized (gains) losses	(2)	(4)	(3)
Adjustment related to unrealized (gains) losses	60	(38)	53
Balance as of end-of-year	$439	$377	$393

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$193	$148
Deferrals	-	1	1
Amortization:
Amortization, excluding unlocking	(29)	(50)	(31)
Unlocking	(9)	(1)	(36)
Accretion of interest (1)	10	13	15
Adjustment related to unrealized (gains) losses	76	(67)	96
Balance as of end-of-year	$137	$89	$193

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.45% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$19
2017	23
2018	17
2019	16
2020	16

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$10	$11	$9
Deferrals	1	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	-	2
Balance as of end-of-year	$10	$10	$11

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$85	$126	$74
Deferrals	24	22	26
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(15)	(17)	(12)
Unlocking	(8)	(1)	(2)
Adjustment related to unrealized (gains) losses	39	(45)	40
Balance as of end-of-year	$125	$85	$126

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$658	$640	$605
Reinsurance ceded	(168)	(185)	(181)
Total insurance premiums and fee income	$490	$455	$424

Direct insurance benefits	$564	$497	$541
Reinsurance recoveries netted against benefits	(207)	(181)	(249)
Total benefits	$357	$316	$292

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 42% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $4 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $454 million and $434 million as of December 31, 2015 and 2014, respectively.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2015.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$3,766	$3,585
Net amount at risk (2)	63	6
Average attained age of contract holders	61 years	58 years

Minimum Return
Average attained age of contract holders	84 years	83 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,205	$1,234
Net amount at risk (2)	60	12
Average attained age of contract holders	67 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

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The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$2	$2	$2
Changes in reserves	2	-	-
Benefits paid	(1)	-	-
Balance as of end-of-year	$3	$2	$2

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$1,694	$1,638
International equity	697	689
Bonds	1,106	1,066
Money market	568	525
Total	$4,065	$3,918

Percent of total variable annuity
separate account values	92%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 29% of total life insurance in-force reserves as of December 31, 2015.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31,

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2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Commitments

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2015, approximately 96% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(8) million as of December 31, 2015 and 2014.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$262	$132	$335
Unrealized holding gains (losses) arising during the year	(456)	330	(510)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	173	(134)	186
Income tax benefit (expense)	105	(69)	114
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(14)	(1)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	-	(3)	(2)
Income tax benefit (expense)	5	1	4
Balance as of end-of-year	$93	$262	$132
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$4	$-	$(4)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(7)	(2)	(2)
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	(3)	1	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	8	10	9
Change in DAC, VOBA, DSI and DFEL	(2)	(2)	(1)
Income tax benefit (expense)	(2)	(3)	(3)
Balance as of end-of-year	$(1)	$4	$-
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(14)	$(1)	$(9)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	(3)	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(4)	(11)	operations before taxes
Income tax benefit (expense)	5	1	4	Federal income tax expense (benefit)
Reclassification, net of income tax	$(9)	$(3)	$(7)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$1	$10	$9	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	1	8	8	operations before taxes
Income tax benefit (expense)	-	(3)	(3)	Federal income tax expense (benefit)
Reclassification, net of income tax	$1	$5	$5	Net income (loss)

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12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(14)	$(4)	$(11)
GLB reserves embedded derivatives results:
Gross gain (loss)	(9)	(7)	(3)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(1)
Total realized gain (loss)	$(24)	$(12)	$(15)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$91	$96	$97
General and administrative expenses	73	74	78
DAC and VOBA deferrals and interest, net of amortization	24	11	12
Taxes, licenses and fees	16	10	17
Total	$204	$191	$204

14.  Retirement and Deferred Compensation Plans

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC and LNL for many of our employees and agents.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

We also participate in other postretirement benefit plans sponsored by LNC and LNL that provide health care and life insurance to certain retired employees and agents.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

Participation in Defined Contribution Plans

We participate in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.  Our expense for these plans was $3 million for the years ended December 31, 2015, 2014 and 2013.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which we participate.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

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16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2015	2014
U.S. capital and surplus	$512	$653

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$(50)	$41	$166
U.S. net income (loss)	(55)	39	161

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates as well as the one-time benefit from the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.

Comparison of 2014 to 2013

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using continuous CARVM	$(1)	$(1)
Conservative valuation rate on certain annuities	(2)	(2)

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts the Company.  The Company discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2015, we have increased reserves by $270 million.  The additional increase in reserves over the next two years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if

34

the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We do not expect we could pay dividends in 2016 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – fixed maturity securities	$7,459	$7,459	$7,665	$7,665
Mortgage loans on real estate	579	592	551	576
Cash and invested cash	15	15	64	64
Reinsurance related embedded derivatives	11	11	11	11
Other assets – reinsurance recoverable	71	71	34	34
Separate account assets	4,883	4,883	4,684	4,684

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(43)	(43)	(48)	(48)
Account values of certain investment contracts	(1,292)	(1,493)	(1,327)	(1,530)
Other liabilities – GLB reserves embedded derivatives (1)	(71)	(71)	(34)	(34)

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

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Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$6,365	$62	$6,432
ABS	-	134	-	134
U.S. government bonds	29	1	-	30
Foreign government bonds	-	42	2	44
RMBS	-	341	-	341
CMBS	-	30	1	31
CLOs	-	5	11	16
State and municipal bonds	-	342	-	342
Hybrid and redeemable preferred securities	-	87	2	89
Cash and invested cash	-	15	-	15
Reinsurance related embedded derivatives	-	11	-	11
Other assets – reinsurance recoverable	-	-	71	71
Separate account assets	53	4,830	-	4,883
Total assets	$87	$12,203	$149	$12,439

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(71)	(71)
Total liabilities	$-	$-	$(73)	$(73)

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	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$6,458	$66	$6,530
ABS	-	153	-	153
U.S. government bonds	31	2	-	33
Foreign government bonds	-	44	2	46
RMBS	-	408	-	408
CMBS	-	39	1	40
CLOs	-	-	11	11
State and municipal bonds	-	346	-	346
Hybrid and redeemable preferred securities	-	98	-	98
Cash and invested cash	-	64	-	64
Other assets – reinsurance recoverable	-	-	34	34
Separate account assets	74	4,610	-	4,684
Total assets	$111	$12,222	$114	$12,447

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(34)	(34)
Total liabilities	$-	$-	$(36)	$(36)

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets – reinsurance recoverable (4)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets: (4)
GLB reserves embedded derivatives	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

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	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$83	$4	$3	$(1)	$(16)	$73
ABS	-	-	-	5	(5)	-
Foreign government bonds	-	-	-	2	-	2
CMBS	3	-	-	(1)	-	2
CLOs	6	-	-	5	-	11
Hybrid and redeemable
preferred securities	4	-	(1)	(2)	-	1
Other assets – GLB reserves
embedded derivatives (4)	51	(87)	-	-	72	36
Other liabilities – GLB reserves
embedded derivatives (4)	(51)	87	-	-	(72)	(36)
Total, net	$96	$4	$2	$8	$(21)	$89

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

39

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$14	$-	$(13)	$(2)	$-	$(1)
ABS	5	-	-	-	-	5
Foreign government bonds	2	-	-	-	-	2
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	(2)	-	-	-	(2)
Total, net	$26	$(2)	$(13)	$(3)	$-	$8

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Embedded derivatives: (1)
Other assets – GLB reserves	$16	$52	$(100)
Other liabilities – GLB reserves	(16)	(52)	100
Total, net	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

40

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred
securities	1	-	1
Total, net	$13	$(6)	$7

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves embedded
derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$8	$(24)	$(16)
ABS	-	(5)	(5)
Hybrid and redeemable preferred securities	1	(1)	-
Total, net	$9	$(30)	$(21)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers into and out of were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2015, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

41

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$59	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	7.5%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	3.8%	-	3.8%
Other assets – reinsurance
recoverable	71	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(71)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

42

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

43

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$161	$141	$127
Retirement Plan Services	63	61	60
Life Insurance	602	637	561
Group Protection	94	103	95
Other Operations	1	2	6
Excluded realized gain (loss), pre-tax	(33)	(18)	(21)
Total revenues	$888	$926	$828

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$46	$43	$34
Retirement Plan Services	3	3	4
Life Insurance	60	110	61
Group Protection	(1)	-	(1)
Other Operations	1	3	7
Excluded realized gain (loss), after-tax	(21)	(12)	(14)
Net income (loss)	$88	$147	$91

44

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$51	$54	$59
Retirement Plan Services	56	55	55
Life Insurance	305	301	291
Group Protection	9	9	8
Other Operations	1	2	6
Total net investment income	$422	$421	$419

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$14	$13	$13
Retirement Plan Services	-	1	-
Life Insurance	73	68	77
Group Protection	4	2	3
Total amortization of DAC and VOBA, net of interest	$91	$84	$93

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$16	$13	$10
Retirement Plan Services	1	-	1
Life Insurance	31	58	32
Group Protection	(1)	-	(1)
Other Operations	-	4	2
Excluded realized gain (loss)	(11)	(6)	(7)
Total federal income tax expense (benefit)	$36	$69	$37

	As of December 31,
	2015	2014
Assets
Annuities	$5,542	$5,273
Retirement Plan Services	1,829	1,806
Life Insurance	7,293	7,281
Group Protection	187	193
Other Operations	(149)	91
Total assets	$14,702	$14,644

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Income taxes paid (received)	$65	$52	$18

45

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2015	2014
Assets with affiliates:
Service agreement receivable	$7	$81	Other assets
Ceded reinsurance contracts	40	28	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	11	11	derivatives
Ceded reinsurance contracts	80	44	Other assets

Liabilities with affiliates:
Service agreement payable	-	3	Other liabilities
Ceded reinsurance contracts	3	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(6)	$(9)	$(16)	Insurance premiums
Fees for management of general account	(5)	(6)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	37	70	(86)	Realized gain (loss)
Other gains (losses)	(48)	(78)	82	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	(9)	5	-	Benefits
				Commissions and
Service agreement payments	68	70	74	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  Management identified no additional items or events required for disclosure.

46

LLANY Separate Account R For Flexible Premium Variable Life Insurance

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$224,239	$224,239	$4	$224,235
AB VPS Growth and Income Portfolio Class A	343,554	343,554	7	343,547
AB VPS International Value Portfolio Class A	56,709	56,709	1	56,708
AB VPS Small/Mid Cap Value Portfolio Class A	397,192	397,192	7	397,185
American Century VP Inflation Protection Fund Class I	128,519	128,519	2	128,517
American Funds Global Growth Fund Class 2	716,357	716,357	11	716,346
American Funds Global Small Capitalization Fund Class 2	175,375	175,375	3	175,372
American Funds Growth Fund Class 2	2,239,286	2,239,286	38	2,239,248
American Funds Growth-Income Fund Class 2	1,998,746	1,998,746	34	1,998,712
American Funds International Fund Class 2	1,629,901	1,629,901	27	1,629,874
BlackRock Global Allocation V.I. Fund Class I	959,288	959,288	15	959,273
Delaware VIP Diversified Income Series Standard Class	412,338	412,338	6	412,332
Delaware VIP Emerging Markets Series Standard Class	611,050	611,050	10	611,040
Delaware VIP High Yield Series Standard Class	228,667	228,667	4	228,663
Delaware VIP Limited-Term Diversified Income Series Standard Class	84,204	84,204	—	84,204
Delaware VIP REIT Series Standard Class	1,190,291	1,190,291	21	1,190,270
Delaware VIP Small Cap Value Series Standard Class	1,360,544	1,360,544	26	1,360,518
Delaware VIP Smid Cap Growth Series Standard Class	592,144	592,144	12	592,132
Delaware VIP U.S. Growth Series Standard Class	343,622	343,622	6	343,616
Delaware VIP Value Series Standard Class	740,656	740,656	13	740,643
Deutsche Alternative Asset Allocation VIP Portfolio A	114,630	114,630	2	114,628
Deutsche Equity 500 Index VIP Portfolio A	637,092	637,092	14	637,078
Deutsche Small Cap Index VIP Portfolio A	244,631	244,631	5	244,626
Fidelity VIP Contrafund Portfolio Service Class	1,275,744	1,275,744	22	1,275,722
Fidelity VIP Equity-Income Portfolio Service Class	212,688	212,688	5	212,683
Fidelity VIP Growth Opportunities Portfolio Service Class	22,843	22,843	1	22,842
Fidelity VIP Growth Portfolio Service Class	130,196	130,196	2	130,194
Fidelity VIP High Income Portfolio Service Class	22,201	22,201	—	22,201
Fidelity VIP Mid Cap Portfolio Service Class	782,472	782,472	13	782,459
Fidelity VIP Overseas Portfolio Service Class	156,146	156,146	3	156,143
Franklin Income VIP Fund Class 1	387,684	387,684	4	387,680
Franklin Mutual Shares VIP Fund Class 1	408,923	408,923	6	408,917
Franklin Small-Mid Cap Growth VIP Fund Class 1	65,542	65,542	1	65,541
Invesco V.I. American Franchise Fund Series I	295,999	295,999	7	295,992
Invesco V.I. Core Equity Fund Series I	97,392	97,392	2	97,390
Invesco V.I. International Growth Fund Series I	76,262	76,262	2	76,260
Janus Aspen Balanced Portfolio Institutional Shares	297,196	297,196	7	297,189
Janus Aspen Balanced Portfolio Service Shares	41,138	41,138	1	41,137
Janus Aspen Enterprise Portfolio Service Shares	86,732	86,732	2	86,730
Janus Aspen Global Research Portfolio Institutional Shares	187,981	187,981	4	187,977
Janus Aspen Global Research Portfolio Service Shares	13,102	13,102	—	13,102
Janus Aspen Global Technology Portfolio Service Shares	11,230	11,230	—	11,230
LVIP Baron Growth Opportunities Fund Standard Class	51,274	51,274	1	51,273
LVIP Baron Growth Opportunities Fund Service Class	376,279	376,279	7	376,272
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	56,491	56,491	1	56,490
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	103,664	103,664	1	103,663
LVIP BlackRock Inflation Protected Bond Fund Standard Class	69,992	69,992	—	69,992
LVIP Clarion Global Real Estate Fund Standard Class	91,618	91,618	1	91,617
LVIP Delaware Bond Fund Standard Class	806,986	806,986	16	806,970
LVIP Delaware Diversified Floating Rate Fund Standard Class	348,052	348,052	4	348,048
LVIP Delaware Social Awareness Fund Standard Class	28,560	28,560	1	28,559
LVIP Delaware Special Opportunities Fund Standard Class	19,639	19,639	—	19,639

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	$91,675	$91,675	$1	$91,674
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	86,352	86,352	1	86,351
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	150,161	150,161	1	150,160
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	36,764	36,764	—	36,764
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	146,338	146,338	2	146,336
LVIP Global Growth Allocation Managed Risk Fund Standard Class	568,105	568,105	4	568,101
LVIP Global Income Fund Standard Class	223,125	223,125	3	223,122
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	735,158	735,158	5	735,153
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	105,817	105,817	1	105,816
LVIP JPMorgan High Yield Fund Standard Class	69,362	69,362	1	69,361
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	39,595	39,595	1	39,594
LVIP Managed Risk Profile 2030 Fund Standard Class	757,037	757,037	16	757,021
LVIP MFS International Growth Fund Standard Class	103,085	103,085	1	103,084
LVIP MFS Value Fund Standard Class	137,897	137,897	2	137,895
LVIP Mondrian International Value Fund Standard Class	518,426	518,426	10	518,416
LVIP Money Market Fund Standard Class	160,983	160,983	2	160,981
LVIP SSgA Bond Index Fund Standard Class	209,117	209,117	3	209,114
LVIP SSgA Conservative Index Allocation Fund Standard Class	29,870	29,870	—	29,870
LVIP SSgA Developed International 150 Fund Standard Class	25,176	25,176	—	25,176
LVIP SSgA Emerging Markets 100 Fund Standard Class	234,237	234,237	4	234,233
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	165,003	165,003	2	165,001
LVIP SSgA International Index Fund Standard Class	134,859	134,859	2	134,857
LVIP SSgA Large Cap 100 Fund Standard Class	479,398	479,398	8	479,390
LVIP SSgA Moderate Index Allocation Fund Standard Class	60,010	60,010	1	60,009
LVIP SSgA Moderate Structured Allocation Fund Standard Class	89,684	89,684	1	89,683
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	51,006	51,006	1	51,005
LVIP SSgA S&P 500 Index Fund Standard Class	649,732	649,732	10	649,722
LVIP SSgA Small-Cap Index Fund Standard Class	97,076	97,076	1	97,075
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	23,990	23,990	—	23,990
LVIP T. Rowe Price Growth Stock Fund Standard Class	68,538	68,538	1	68,537
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	139,438	139,438	2	139,436
LVIP Templeton Growth Managed Volatility Fund Standard Class	59,873	59,873	1	59,872
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	108,413	108,413	2	108,411
LVIP Vanguard Domestic Equity ETF Fund Standard Class	39,944	39,944	1	39,943
LVIP Vanguard International Equity ETF Fund Standard Class	156,086	156,086	3	156,083
LVIP Wellington Capital Growth Fund Standard Class	28,669	28,669	—	28,669
LVIP Wellington Mid-Cap Value Fund Standard Class	88,664	88,664	2	88,662
M International Equity Fund	21,441	21,441	—	21,441
MFS VIT Growth Series Initial Class	260,836	260,836	5	260,831
MFS VIT Total Return Series Initial Class	146,222	146,222	3	146,219
MFS VIT Utilities Series Initial Class	1,384,655	1,384,655	22	1,384,633
NB AMT Large Cap Value Portfolio I Class	64,277	64,277	1	64,276
NB AMT Mid Cap Growth Portfolio I Class	665,542	665,542	14	665,528
NB AMT Mid Cap Intrinsic Value Portfolio I Class	41,851	41,851	1	41,850
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	254,478	254,478	4	254,474
Putnam VT Growth & Income Fund Class IB	18,372	18,372	—	18,372
Templeton Foreign VIP Fund Class 2	98,106	98,106	2	98,104
Templeton Global Bond VIP Fund Class 1	134,122	134,122	2	134,120
Templeton Growth VIP Fund Class 1	75,218	75,218	1	75,217
Templeton Growth VIP Fund Class 2	15,760	15,760	—	15,760

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(1,422)	$(1,422)	$1,644
AB VPS Growth and Income Portfolio Class A	6,912	(3,176)	3,736	7,691
AB VPS International Value Portfolio Class A	1,471	(312)	1,159	82
AB VPS Small/Mid Cap Value Portfolio Class A	3,113	(2,631)	482	2,580
American Century VP Inflation Protection Fund Class I	2,992	(756)	2,236	(445)
American Funds Global Growth Fund Class 2	7,094	(4,118)	2,976	3,911
American Funds Global Small Capitalization Fund Class 2	—	(1,176)	(1,176)	9,803
American Funds Growth Fund Class 2	13,471	(13,618)	(147)	21,577
American Funds Growth-Income Fund Class 2	26,538	(12,064)	14,474	13,283
American Funds International Fund Class 2	25,541	(9,508)	16,033	5,546
BlackRock Global Allocation V.I. Fund Class I	10,660	(4,905)	5,755	(1,920)
Delaware VIP Diversified Income Series Standard Class	12,802	(2,061)	10,741	(920)
Delaware VIP Emerging Markets Series Standard Class	5,514	(3,685)	1,829	(8,455)
Delaware VIP High Yield Series Standard Class	15,614	(1,663)	13,951	(1,772)
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,393	(174)	1,219	(109)
Delaware VIP REIT Series Standard Class	14,760	(7,771)	6,989	32,736
Delaware VIP Small Cap Value Series Standard Class	10,924	(10,524)	400	14,835
Delaware VIP Smid Cap Growth Series Standard Class	2,413	(4,510)	(2,097)	18,798
Delaware VIP U.S. Growth Series Standard Class	3,084	(2,982)	102	51,128
Delaware VIP Value Series Standard Class	10,513	(4,167)	6,346	14,002
Deutsche Alternative Asset Allocation VIP Portfolio A	2,836	(629)	2,207	(769)
Deutsche Equity 500 Index VIP Portfolio A	10,409	(4,959)	5,450	10,838
Deutsche Small Cap Index VIP Portfolio A	2,451	(1,713)	738	782
Fidelity VIP Contrafund Portfolio Service Class	12,239	(8,182)	4,057	12,612
Fidelity VIP Equity-Income Portfolio Service Class	6,912	(1,743)	5,169	301
Fidelity VIP Growth Opportunities Portfolio Service Class	14	(179)	(165)	393
Fidelity VIP Growth Portfolio Service Class	214	(641)	(427)	1,341
Fidelity VIP High Income Portfolio Service Class	1,504	(188)	1,316	(32)
Fidelity VIP Mid Cap Portfolio Service Class	3,320	(4,696)	(1,376)	4,167
Fidelity VIP Overseas Portfolio Service Class	2,062	(1,252)	810	784
Franklin Income VIP Fund Class 1	18,561	(1,362)	17,199	(1,167)
Franklin Mutual Shares VIP Fund Class 1	13,501	(2,246)	11,255	4,849
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(371)	(371)	1,002
Invesco V.I. American Franchise Fund Series I	—	(2,925)	(2,925)	33,606
Invesco V.I. Core Equity Fund Series I	1,176	(1,390)	(214)	26,792
Invesco V.I. International Growth Fund Series I	1,201	(635)	566	2,257
Janus Aspen Balanced Portfolio Institutional Shares	6,240	(3,101)	3,139	11,768
Janus Aspen Balanced Portfolio Service Shares	559	(271)	288	109
Janus Aspen Enterprise Portfolio Service Shares	385	(590)	(205)	682
Janus Aspen Global Research Portfolio Institutional Shares	1,317	(1,600)	(283)	3,590
Janus Aspen Global Research Portfolio Service Shares	72	(108)	(36)	101
Janus Aspen Global Technology Portfolio Service Shares	—	(92)	(92)	540
LVIP Baron Growth Opportunities Fund Standard Class	—	(328)	(328)	1,301
LVIP Baron Growth Opportunities Fund Service Class	—	(2,880)	(2,880)	12,124
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	994	(277)	717	(177)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	1,831	(421)	1,410	98
LVIP BlackRock Inflation Protected Bond Fund Standard Class	853	(149)	704	(159)
LVIP Clarion Global Real Estate Fund Standard Class	2,680	(490)	2,190	2,628
LVIP Delaware Bond Fund Standard Class	19,458	(6,449)	13,009	6,730
LVIP Delaware Diversified Floating Rate Fund Standard Class	5,379	(1,115)	4,264	(243)
LVIP Delaware Social Awareness Fund Standard Class	436	(261)	175	2,634
LVIP Delaware Special Opportunities Fund Standard Class	253	(114)	139	105
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	908	(279)	629	(132)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,468	(447)	1,021	1,103
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	1,849	(443)	1,406	1,094
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	606	(107)	499	23
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,194	(898)	2,296	1,036

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$1,644	$2,794	$3,016
AB VPS Growth and Income Portfolio Class A	—	7,691	(8,765)	2,662
AB VPS International Value Portfolio Class A	—	82	(107)	1,134
AB VPS Small/Mid Cap Value Portfolio Class A	63,265	65,845	(91,456)	(25,129)
American Century VP Inflation Protection Fund Class I	—	(445)	(5,550)	(3,759)
American Funds Global Growth Fund Class 2	66,181	70,092	(34,705)	38,363
American Funds Global Small Capitalization Fund Class 2	15,397	25,200	(22,495)	1,529
American Funds Growth Fund Class 2	457,446	479,023	(350,378)	128,498
American Funds Growth-Income Fund Class 2	292,091	305,374	(305,311)	14,537
American Funds International Fund Class 2	85,554	91,100	(198,112)	(90,979)
BlackRock Global Allocation V.I. Fund Class I	49,987	48,067	(67,623)	(13,801)
Delaware VIP Diversified Income Series Standard Class	4,698	3,778	(20,690)	(6,171)
Delaware VIP Emerging Markets Series Standard Class	12,946	4,491	(105,717)	(99,397)
Delaware VIP High Yield Series Standard Class	3,274	1,502	(33,194)	(17,741)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(109)	(992)	118
Delaware VIP REIT Series Standard Class	—	32,736	(3,308)	36,417
Delaware VIP Small Cap Value Series Standard Class	158,814	173,649	(281,474)	(107,425)
Delaware VIP Smid Cap Growth Series Standard Class	51,761	70,559	(27,451)	41,011
Delaware VIP U.S. Growth Series Standard Class	42,402	93,530	(70,579)	23,053
Delaware VIP Value Series Standard Class	—	14,002	(27,500)	(7,152)
Deutsche Alternative Asset Allocation VIP Portfolio A	208	(561)	(9,645)	(7,999)
Deutsche Equity 500 Index VIP Portfolio A	28,992	39,830	(43,197)	2,083
Deutsche Small Cap Index VIP Portfolio A	17,655	18,437	(32,094)	(12,919)
Fidelity VIP Contrafund Portfolio Service Class	112,996	125,608	(132,187)	(2,522)
Fidelity VIP Equity-Income Portfolio Service Class	20,084	20,385	(36,230)	(10,676)
Fidelity VIP Growth Opportunities Portfolio Service Class	2,279	2,672	(1,513)	994
Fidelity VIP Growth Portfolio Service Class	3,272	4,613	2,585	6,771
Fidelity VIP High Income Portfolio Service Class	—	(32)	(2,287)	(1,003)
Fidelity VIP Mid Cap Portfolio Service Class	90,743	94,910	(111,531)	(17,997)
Fidelity VIP Overseas Portfolio Service Class	162	946	2,517	4,273
Franklin Income VIP Fund Class 1	—	(1,167)	(46,280)	(30,248)
Franklin Mutual Shares VIP Fund Class 1	27,188	32,037	(63,630)	(20,338)
Franklin Small-Mid Cap Growth VIP Fund Class 1	15,472	16,474	(17,821)	(1,718)
Invesco V.I. American Franchise Fund Series I	1,606	35,212	(23,753)	8,534
Invesco V.I. Core Equity Fund Series I	10,753	37,545	(52,435)	(15,104)
Invesco V.I. International Growth Fund Series I	—	2,257	(5,394)	(2,571)
Janus Aspen Balanced Portfolio Institutional Shares	14,528	26,296	(35,079)	(5,644)
Janus Aspen Balanced Portfolio Service Shares	1,286	1,395	(1,844)	(161)
Janus Aspen Enterprise Portfolio Service Shares	8,078	8,760	(6,549)	2,006
Janus Aspen Global Research Portfolio Institutional Shares	—	3,590	(9,268)	(5,961)
Janus Aspen Global Research Portfolio Service Shares	—	101	(477)	(412)
Janus Aspen Global Technology Portfolio Service Shares	1,586	2,126	(1,615)	419
LVIP Baron Growth Opportunities Fund Standard Class	4,194	5,495	(7,834)	(2,667)
LVIP Baron Growth Opportunities Fund Service Class	29,655	41,779	(59,766)	(20,867)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(177)	(9,839)	(9,299)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	—	98	(5,434)	(3,926)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(159)	(2,791)	(2,246)
LVIP Clarion Global Real Estate Fund Standard Class	—	2,628	(6,750)	(1,932)
LVIP Delaware Bond Fund Standard Class	1,887	8,617	(24,318)	(2,692)
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(243)	(7,711)	(3,690)
LVIP Delaware Social Awareness Fund Standard Class	3,215	5,849	(6,175)	(151)
LVIP Delaware Special Opportunities Fund Standard Class	1,311	1,416	(1,665)	(110)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	—	(132)	(4,567)	(4,070)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	10,265	11,368	(14,506)	(2,117)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	—	1,094	(14,695)	(12,195)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	11	34	(596)	(63)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,998	3,034	(9,187)	(3,857)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Global Growth Allocation Managed Risk Fund Standard Class	$11,647	$(1,274)	$10,373	$6,747
LVIP Global Income Fund Standard Class	6,394	(886)	5,508	(558)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	15,312	(1,953)	13,359	7,492
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(540)	(540)	1,382
LVIP JPMorgan High Yield Fund Standard Class	3,707	(506)	3,201	333
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	316	(239)	77	664
LVIP Managed Risk Profile 2030 Fund Standard Class	13,957	(5,845)	8,112	2,583
LVIP MFS International Growth Fund Standard Class	1,247	(546)	701	959
LVIP MFS Value Fund Standard Class	2,925	(717)	2,208	1,600
LVIP Mondrian International Value Fund Standard Class	16,407	(3,475)	12,932	1,406
LVIP Money Market Fund Standard Class	39	(895)	(856)	—
LVIP SSgA Bond Index Fund Standard Class	5,286	(1,140)	4,146	532
LVIP SSgA Conservative Index Allocation Fund Standard Class	618	(208)	410	248
LVIP SSgA Developed International 150 Fund Standard Class	814	(149)	665	338
LVIP SSgA Emerging Markets 100 Fund Standard Class	11,528	(1,093)	10,435	(782)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	5,282	(624)	4,658	71
LVIP SSgA International Index Fund Standard Class	3,557	(744)	2,813	121
LVIP SSgA Large Cap 100 Fund Standard Class	13,457	(1,400)	12,057	1,361
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,095	(245)	850	126
LVIP SSgA Moderate Structured Allocation Fund Standard Class	2,638	(578)	2,060	2,014
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	1,650	(229)	1,421	96
LVIP SSgA S&P 500 Index Fund Standard Class	12,648	(3,603)	9,045	15,712
LVIP SSgA Small-Cap Index Fund Standard Class	962	(515)	447	1,246
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	642	(100)	542	104
LVIP T. Rowe Price Growth Stock Fund Standard Class	—	(241)	(241)	3,333
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	184	(576)	(392)	3,105
LVIP Templeton Growth Managed Volatility Fund Standard Class	891	(311)	580	32
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(794)	(794)	729
LVIP Vanguard Domestic Equity ETF Fund Standard Class	662	(247)	415	724
LVIP Vanguard International Equity ETF Fund Standard Class	3,812	(986)	2,826	974
LVIP Wellington Capital Growth Fund Standard Class	—	(166)	(166)	155
LVIP Wellington Mid-Cap Value Fund Standard Class	611	(599)	12	1,959
M International Equity Fund	380	(141)	239	(291)
MFS VIT Growth Series Initial Class	396	(1,669)	(1,273)	5,044
MFS VIT Total Return Series Initial Class	3,880	(1,089)	2,791	1,604
MFS VIT Utilities Series Initial Class	65,307	(9,322)	55,985	18,576
NB AMT Large Cap Value Portfolio I Class	546	(569)	(23)	222
NB AMT Mid Cap Growth Portfolio I Class	—	(5,377)	(5,377)	4,192
NB AMT Mid Cap Intrinsic Value Portfolio I Class	345	(281)	64	886
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	9,474	(1,217)	8,257	(6,207)
Putnam VT Growth & Income Fund Class IB	357	(157)	200	72
Templeton Foreign VIP Fund Class 2	3,508	(870)	2,638	301
Templeton Global Bond VIP Fund Class 1	12,432	(853)	11,579	(2,670)
Templeton Growth VIP Fund Class 1	2,396	(474)	1,922	633
Templeton Growth VIP Fund Class 2	428	(132)	296	134

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Growth Allocation Managed Risk Fund Standard Class	$—	$6,747	$(39,587)	$(22,467)
LVIP Global Income Fund Standard Class	1,809	1,251	(12,097)	(5,338)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	501	7,993	(53,805)	(32,453)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	1,233	2,615	(6,790)	(4,715)
LVIP JPMorgan High Yield Fund Standard Class	375	708	(7,144)	(3,235)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	664	(4,291)	(3,550)
LVIP Managed Risk Profile 2030 Fund Standard Class	44,597	47,180	(82,368)	(27,076)
LVIP MFS International Growth Fund Standard Class	—	959	(1,021)	639
LVIP MFS Value Fund Standard Class	3,449	5,049	(9,311)	(2,054)
LVIP Mondrian International Value Fund Standard Class	—	1,406	(39,803)	(25,465)
LVIP Money Market Fund Standard Class	—	—	—	(856)
LVIP SSgA Bond Index Fund Standard Class	—	532	(5,300)	(622)
LVIP SSgA Conservative Index Allocation Fund Standard Class	49	297	(1,158)	(451)
LVIP SSgA Developed International 150 Fund Standard Class	2,185	2,523	(4,156)	(968)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(782)	(40,996)	(31,343)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	71	(17,178)	(12,449)
LVIP SSgA International Index Fund Standard Class	—	121	(7,621)	(4,687)
LVIP SSgA Large Cap 100 Fund Standard Class	61,464	62,825	(89,300)	(14,418)
LVIP SSgA Moderate Index Allocation Fund Standard Class	114	240	(2,380)	(1,290)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	670	2,684	(7,346)	(2,602)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	152	248	(3,541)	(1,872)
LVIP SSgA S&P 500 Index Fund Standard Class	6,208	21,920	(28,114)	2,851
LVIP SSgA Small-Cap Index Fund Standard Class	3,098	4,344	(10,665)	(5,874)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	3,253	3,357	(5,802)	(1,903)
LVIP T. Rowe Price Growth Stock Fund Standard Class	2,433	5,766	1,570	7,095
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	8,484	11,589	(9,053)	2,144
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	32	(6,357)	(5,745)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	729	665	600
LVIP Vanguard Domestic Equity ETF Fund Standard Class	45	769	(1,575)	(391)
LVIP Vanguard International Equity ETF Fund Standard Class	—	974	(9,207)	(5,407)
LVIP Wellington Capital Growth Fund Standard Class	4,119	4,274	(1,887)	2,221
LVIP Wellington Mid-Cap Value Fund Standard Class	—	1,959	(3,905)	(1,934)
M International Equity Fund	—	(291)	(940)	(992)
MFS VIT Growth Series Initial Class	13,765	18,809	(888)	16,648
MFS VIT Total Return Series Initial Class	5,519	7,123	(11,517)	(1,603)
MFS VIT Utilities Series Initial Class	107,853	126,429	(429,736)	(247,322)
NB AMT Large Cap Value Portfolio I Class	5,515	5,737	(14,956)	(9,242)
NB AMT Mid Cap Growth Portfolio I Class	56,838	61,030	(51,529)	4,124
NB AMT Mid Cap Intrinsic Value Portfolio I Class	1,027	1,913	(5,790)	(3,813)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(6,207)	(73,955)	(71,905)
Putnam VT Growth & Income Fund Class IB	—	72	(1,933)	(1,661)
Templeton Foreign VIP Fund Class 2	3,583	3,884	(14,071)	(7,549)
Templeton Global Bond VIP Fund Class 1	783	(1,887)	(17,203)	(7,511)
Templeton Growth VIP Fund Class 1	—	633	(8,794)	(6,239)
Templeton Growth VIP Fund Class 2	—	134	(1,618)	(1,188)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Inflation Protection Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$163,496	$234,201	$50,514	$540	$321,383	$132,718	$377,442
Changes From Operations:
• Net investment income (loss)	(1,276)	3,717	1,694	(1)	11	1,192	3,903
• Net realized gain (loss) on investments	3,238	1,744	161	212	51,993	1,829	41,230
• Net change in unrealized appreciation or depreciation on investments	6,010	28,502	(5,423)	(213)	(23,082)	909	(33,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,972	33,963	(3,568)	(2)	28,922	3,930	11,388
Changes From Unit Transactions:
• Contract purchases	37,989	14,547	6,178	362	68,821	6,186	52,380
• Contract withdrawals	(10,311)	(4,525)	(2,003)	(900)	(43,075)	(11,765)	(31,968)
• Contract transfers	(623)	204,493	1,671	—	2,224	(4,051)	261,723
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,055	214,515	5,846	(538)	27,970	(9,630)	282,135
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,027	248,478	2,278	(540)	56,892	(5,700)	293,523
NET ASSETS AT DECEMBER 31, 2014	198,523	482,679	52,792	—	378,275	127,018	670,965
Changes From Operations:
• Net investment income (loss)	(1,422)	3,736	1,159	—	482	2,236	2,976
• Net realized gain (loss) on investments	1,644	7,691	82	—	65,845	(445)	70,092
• Net change in unrealized appreciation or depreciation on investments	2,794	(8,765)	(107)	—	(91,456)	(5,550)	(34,705)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,016	2,662	1,134	—	(25,129)	(3,759)	38,363
Changes From Unit Transactions:
• Contract purchases	34,665	3,852	4,676	—	73,280	6,610	168,922
• Contract withdrawals	(10,679)	(7,733)	(2,174)	—	(23,519)	(8,149)	(42,703)
• Contract transfers	(1,290)	(137,913)	280	—	(5,722)	6,797	(119,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,696	(141,794)	2,782	—	44,039	5,258	7,018
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,712	(139,132)	3,916	—	18,910	1,499	45,381
NET ASSETS AT DECEMBER 31, 2015	$224,235	$343,547	$56,708	$—	$397,185	$128,517	$716,346

See accompanying notes.

	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$198,760	$2,005,501	$1,638,304	$1,316,600	$666,642	$347,115
Changes From Operations:
• Net investment income (loss)	(961)	3,387	12,910	11,943	13,766	6,643
• Net realized gain (loss) on investments	8,330	184,083	108,440	6,637	67,305	423
• Net change in unrealized appreciation or depreciation on investments	(4,150)	(27,700)	49,938	(65,806)	(70,558)	10,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,219	159,770	171,288	(47,226)	10,513	17,369
Changes From Unit Transactions:
• Contract purchases	14,752	181,546	145,109	104,204	282,507	51,337
• Contract withdrawals	(9,268)	(261,832)	(53,796)	(41,426)	(64,604)	(25,919)
• Contract transfers	(13,111)	(10,165)	1,858	86,515	(84,743)	29,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,627)	(90,451)	93,171	149,293	133,160	54,859
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,408)	69,319	264,459	102,067	143,673	72,228
NET ASSETS AT DECEMBER 31, 2014	194,352	2,074,820	1,902,763	1,418,667	810,315	419,343
Changes From Operations:
• Net investment income (loss)	(1,176)	(147)	14,474	16,033	5,755	10,741
• Net realized gain (loss) on investments	25,200	479,023	305,374	91,100	48,067	3,778
• Net change in unrealized appreciation or depreciation on investments	(22,495)	(350,378)	(305,311)	(198,112)	(67,623)	(20,690)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,529	128,498	14,537	(90,979)	(13,801)	(6,171)
Changes From Unit Transactions:
• Contract purchases	14,587	162,793	143,253	147,414	180,428	51,327
• Contract withdrawals	(9,460)	(68,150)	(52,141)	(44,764)	(60,823)	(23,732)
• Contract transfers	(25,636)	(58,713)	(9,700)	199,536	43,154	(28,435)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,509)	35,930	81,412	302,186	162,759	(840)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,980)	164,428	95,949	211,207	148,958	(7,011)
NET ASSETS AT DECEMBER 31, 2015	$175,372	$2,239,248	$1,998,712	$1,629,874	$959,273	$412,332

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$581,349	$236,662	$33,551	$964,006	$1,516,970	$504,010	$444,014
Changes From Operations:
• Net investment income (loss)	319	15,047	706	8,250	(2,088)	(3,487)	(1,916)
• Net realized gain (loss) on investments	10,294	6,783	(297)	29,297	185,523	50,527	38,155
• Net change in unrealized appreciation or depreciation on investments	(62,105)	(24,020)	226	237,599	(103,236)	(25,792)	18,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,492)	(2,190)	635	275,146	80,199	21,248	55,204
Changes From Unit Transactions:
• Contract purchases	89,899	21,688	30,059	91,307	64,289	53,734	21,617
• Contract withdrawals	(47,888)	(8,881)	(4,062)	(40,067)	(155,054)	(21,770)	(13,532)
• Contract transfers	54,886	(18,135)	1,166	(104,684)	5,535	58,239	21,813
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	96,897	(5,328)	27,163	(53,444)	(85,230)	90,203	29,898
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,405	(7,518)	27,798	221,702	(5,031)	111,451	85,102
NET ASSETS AT DECEMBER 31, 2014	626,754	229,144	61,349	1,185,708	1,511,939	615,461	529,116
Changes From Operations:
• Net investment income (loss)	1,829	13,951	1,219	6,989	400	(2,097)	102
• Net realized gain (loss) on investments	4,491	1,502	(109)	32,736	173,649	70,559	93,530
• Net change in unrealized appreciation or depreciation on investments	(105,717)	(33,194)	(992)	(3,308)	(281,474)	(27,451)	(70,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(99,397)	(17,741)	118	36,417	(107,425)	41,011	23,053
Changes From Unit Transactions:
• Contract purchases	83,664	28,341	32,046	101,422	60,739	48,860	21,577
• Contract withdrawals	(42,251)	(15,696)	(4,752)	(43,786)	(86,266)	(25,065)	(13,578)
• Contract transfers	42,270	4,615	(4,557)	(89,491)	(18,469)	(88,135)	(216,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	83,683	17,260	22,737	(31,855)	(43,996)	(64,340)	(208,553)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,714)	(481)	22,855	4,562	(151,421)	(23,329)	(185,500)
NET ASSETS AT DECEMBER 31, 2015	$611,040	$228,663	$84,204	$1,190,270	$1,360,518	$592,132	$343,616
See accompanying notes.

	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity- Income Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$612,276	$22,669	$567,926	$221,601	$1,125,359	$205,688
Changes From Operations:
• Net investment income (loss)	6,753	274	6,168	475	3,001	4,265
• Net realized gain (loss) on investments	59,498	150	30,250	17,073	42,994	3,804
• Net change in unrealized appreciation or depreciation on investments	12,215	(1,015)	33,803	(8,490)	82,027	8,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,466	(591)	70,221	9,058	128,022	16,095
Changes From Unit Transactions:
• Contract purchases	64,274	12,726	30,359	24,103	62,527	1,200
• Contract withdrawals	(28,664)	(4,116)	(27,007)	(5,552)	(45,533)	(923)
• Contract transfers	(109,058)	54,649	(5,478)	(12,231)	(1,649)	(2,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(73,448)	63,259	(2,126)	6,320	15,345	(2,246)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,018	62,668	68,095	15,378	143,367	13,849
NET ASSETS AT DECEMBER 31, 2014	617,294	85,337	636,021	236,979	1,268,726	219,537
Changes From Operations:
• Net investment income (loss)	6,346	2,207	5,450	738	4,057	5,169
• Net realized gain (loss) on investments	14,002	(561)	39,830	18,437	125,608	20,385
• Net change in unrealized appreciation or depreciation on investments	(27,500)	(9,645)	(43,197)	(32,094)	(132,187)	(36,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,152)	(7,999)	2,083	(12,919)	(2,522)	(10,676)
Changes From Unit Transactions:
• Contract purchases	104,349	46,135	32,644	23,270	66,009	1,209
• Contract withdrawals	(33,102)	(14,378)	(33,215)	(4,823)	(46,482)	(1,084)
• Contract transfers	59,254	5,533	(455)	2,119	(10,009)	3,697
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	130,501	37,290	(1,026)	20,566	9,518	3,822
TOTAL INCREASE (DECREASE) IN NET ASSETS	123,349	29,291	1,057	7,647	6,996	(6,854)
NET ASSETS AT DECEMBER 31, 2015	$740,643	$114,628	$637,078	$244,626	$1,275,722	$212,683

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Growth Opportunities Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP High Income Portfolio Service Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$19,392	$45,270	$130,929	$692,979	$165,886	$189,530	$347,344
Changes From Operations:
• Net investment income (loss)	(135)	(217)	869	(3,042)	797	13,276	6,513
• Net realized gain (loss) on investments	338	1,699	5,464	20,940	624	6,121	7,448
• Net change in unrealized appreciation or depreciation on investments	1,941	3,255	(2,159)	23,819	(16,190)	(13,420)	10,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,144	4,737	4,174	41,717	(14,769)	5,977	24,536
Changes From Unit Transactions:
• Contract purchases	775	7,019	1,200	61,085	2,712	129,719	38,873
• Contract withdrawals	(570)	(3,752)	(113,724)	(22,213)	(2,800)	(27,452)	(15,380)
• Contract transfers	—	51,190	872	(2,542)	3,101	13,793	16,254
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	205	54,457	(111,652)	36,330	3,013	116,060	39,747
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,349	59,194	(107,478)	78,047	(11,756)	122,037	64,283
NET ASSETS AT DECEMBER 31, 2014	21,741	104,464	23,451	771,026	154,130	311,567	411,627
Changes From Operations:
• Net investment income (loss)	(165)	(427)	1,316	(1,376)	810	17,199	11,255
• Net realized gain (loss) on investments	2,672	4,613	(32)	94,910	946	(1,167)	32,037
• Net change in unrealized appreciation or depreciation on investments	(1,513)	2,585	(2,287)	(111,531)	2,517	(46,280)	(63,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	994	6,771	(1,003)	(17,997)	4,273	(30,248)	(20,338)
Changes From Unit Transactions:
• Contract purchases	773	34,460	201	67,363	850	125,379	38,824
• Contract withdrawals	(666)	(7,269)	(881)	(29,603)	(2,108)	(28,147)	(22,413)
• Contract transfers	—	(8,232)	433	(8,330)	(1,002)	9,129	1,217
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	107	18,959	(247)	29,430	(2,260)	106,361	17,628
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,101	25,730	(1,250)	11,433	2,013	76,113	(2,710)
NET ASSETS AT DECEMBER 31, 2015	$22,842	$130,194	$22,201	$782,459	$156,143	$387,680	$408,917

See accompanying notes.

	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$68,564	$477,178	$347,787	$77,437	$392,407	$33,411
Changes From Operations:
• Net investment income (loss)	(365)	(3,209)	(253)	624	3,949	292
• Net realized gain (loss) on investments	14,756	38,178	60,613	2,768	12,861	998
• Net change in unrealized appreciation or depreciation on investments	(9,565)	(4,865)	(36,139)	(3,771)	13,358	1,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,826	30,104	24,221	(379)	30,168	2,560
Changes From Unit Transactions:
• Contract purchases	2,551	12,578	17,858	5,805	7,484	2,013
• Contract withdrawals	(4,175)	(124,625)	(154,001)	(8,637)	(12,055)	(592)
• Contract transfers	(2,229)	(10,100)	(30,810)	3,159	5,815	(256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,853)	(122,147)	(166,953)	327	1,244	1,165
TOTAL INCREASE (DECREASE) IN NET ASSETS	973	(92,043)	(142,732)	(52)	31,412	3,725
NET ASSETS AT DECEMBER 31, 2014	69,537	385,135	205,055	77,385	423,819	37,136
Changes From Operations:
• Net investment income (loss)	(371)	(2,925)	(214)	566	3,139	288
• Net realized gain (loss) on investments	16,474	35,212	37,545	2,257	26,296	1,395
• Net change in unrealized appreciation or depreciation on investments	(17,821)	(23,753)	(52,435)	(5,394)	(35,079)	(1,844)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,718)	8,534	(15,104)	(2,571)	(5,644)	(161)
Changes From Unit Transactions:
• Contract purchases	1,048	16,106	11,374	6,946	9,287	4,828
• Contract withdrawals	(1,841)	(108,755)	(104,650)	(7,701)	(135,331)	(715)
• Contract transfers	(1,485)	(5,028)	715	2,201	5,058	49
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,278)	(97,677)	(92,561)	1,446	(120,986)	4,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,996)	(89,143)	(107,665)	(1,125)	(126,630)	4,001
NET ASSETS AT DECEMBER 31, 2015	$65,541	$295,992	$97,390	$76,260	$297,189	$41,137

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$63,065	$188,648	$9,403	$11,481	$56,016	$412,599	$—
Changes From Operations:
• Net investment income (loss)	(520)	570	24	(88)	(97)	(1,854)	385
• Net realized gain (loss) on investments	8,589	3,240	78	1,490	2,020	63,749	(32)
• Net change in unrealized appreciation or depreciation on investments	(1,164)	8,720	636	(554)	567	(41,043)	(5,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,905	12,530	738	848	2,490	20,852	(4,994)
Changes From Unit Transactions:
• Contract purchases	17,839	6,278	3,430	793	400	47,117	—
• Contract withdrawals	(2,077)	(10,183)	(519)	(513)	(3,395)	(158,072)	(450)
• Contract transfers	(15,153)	(231)	—	(1,266)	371	140,087	42,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	609	(4,136)	2,911	(986)	(2,624)	29,132	41,839
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,514	8,394	3,649	(138)	(134)	49,984	36,845
NET ASSETS AT DECEMBER 31, 2014	70,579	197,042	13,052	11,343	55,882	462,583	36,845
Changes From Operations:
• Net investment income (loss)	(205)	(283)	(36)	(92)	(328)	(2,880)	717
• Net realized gain (loss) on investments	8,760	3,590	101	2,126	5,495	41,779	(177)
• Net change in unrealized appreciation or depreciation on investments	(6,549)	(9,268)	(477)	(1,615)	(7,834)	(59,766)	(9,839)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,006	(5,961)	(412)	419	(2,667)	(20,867)	(9,299)
Changes From Unit Transactions:
• Contract purchases	16,771	6,227	831	794	400	47,799	26,456
• Contract withdrawals	(2,110)	(9,773)	(369)	(566)	(2,619)	(17,741)	(3,142)
• Contract transfers	(516)	442	—	(760)	277	(95,502)	5,630
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,145	(3,104)	462	(532)	(1,942)	(65,444)	28,944
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,151	(9,065)	50	(113)	(4,609)	(86,311)	19,645
NET ASSETS AT DECEMBER 31, 2015	$86,730	$187,977	$13,102	$11,230	$51,273	$376,272	$56,490

See accompanying notes.

	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$18,784	$38,239	$84,388	$892,845	$101,693	$30,896
Changes From Operations:
• Net investment income (loss)	516	861	1,940	11,904	2,599	268
• Net realized gain (loss) on investments	249	(53)	1,809	10,521	320	2,285
• Net change in unrealized appreciation or depreciation on investments	838	386	7,628	24,094	(3,198)	1,979
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,603	1,194	11,377	46,519	(279)	4,532
Changes From Unit Transactions:
• Contract purchases	46,362	11,126	3,823	59,715	143,753	2,392
• Contract withdrawals	(13,597)	(4,947)	(3,193)	(103,557)	(33,474)	(1,528)
• Contract transfers	(483)	22,688	(5,567)	10,777	23,622	(416)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	32,282	28,867	(4,937)	(33,065)	133,901	448
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,885	30,061	6,440	13,454	133,622	4,980
NET ASSETS AT DECEMBER 31, 2014	52,669	68,300	90,828	906,299	235,315	35,876
Changes From Operations:
• Net investment income (loss)	1,410	704	2,190	13,009	4,264	175
• Net realized gain (loss) on investments	98	(159)	2,628	8,617	(243)	5,849
• Net change in unrealized appreciation or depreciation on investments	(5,434)	(2,791)	(6,750)	(24,318)	(7,711)	(6,175)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,926)	(2,246)	(1,932)	(2,692)	(3,690)	(151)
Changes From Unit Transactions:
• Contract purchases	68,170	7,826	12,039	31,014	158,235	1,739
• Contract withdrawals	(14,053)	(5,410)	(10,434)	(120,305)	(34,176)	(8,236)
• Contract transfers	803	1,522	1,116	(7,346)	(7,636)	(669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,920	3,938	2,721	(96,637)	116,423	(7,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,994	1,692	789	(99,329)	112,733	(7,317)
NET ASSETS AT DECEMBER 31, 2015	$103,663	$69,992	$91,617	$806,970	$348,048	$28,559

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$16,584	$64,255	$83,513	$103,629	$23,598	$151,843	$182,021
Changes From Operations:
• Net investment income (loss)	146	1,435	1,252	862	398	2,088	9,687
• Net realized gain (loss) on investments	909	523	6,845	2,023	32	4,135	3,890
• Net change in unrealized appreciation or depreciation on investments	129	(7,233)	2,129	2,571	686	1,573	(5,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,184	(5,275)	10,226	5,456	1,116	7,796	8,303
Changes From Unit Transactions:
• Contract purchases	1,786	21,320	4,000	33,624	8,200	14,266	50,667
• Contract withdrawals	(581)	(9,954)	(3,333)	(16,201)	(3,804)	(8,270)	(22,297)
• Contract transfers	(150)	5,800	(5,448)	3,155	1,045	(11,394)	313,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,055	17,166	(4,781)	20,578	5,441	(5,398)	341,526
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,239	11,891	5,445	26,034	6,557	2,398	349,829
NET ASSETS AT DECEMBER 31, 2014	18,823	76,146	88,958	129,663	30,155	154,241	531,850
Changes From Operations:
• Net investment income (loss)	139	629	1,021	1,406	499	2,296	10,373
• Net realized gain (loss) on investments	1,416	(132)	11,368	1,094	34	3,034	6,747
• Net change in unrealized appreciation or depreciation on investments	(1,665)	(4,567)	(14,506)	(14,695)	(596)	(9,187)	(39,587)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(110)	(4,070)	(2,117)	(12,195)	(63)	(3,857)	(22,467)
Changes From Unit Transactions:
• Contract purchases	1,786	21,321	4,001	33,621	8,201	3,105	50,000
• Contract withdrawals	(607)	(12,562)	(3,726)	(20,388)	(4,892)	(8,372)	(61,063)
• Contract transfers	(253)	10,839	(765)	19,459	3,363	1,219	69,781
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	926	19,598	(490)	32,692	6,672	(4,048)	58,718
TOTAL INCREASE (DECREASE) IN NET ASSETS	816	15,528	(2,607)	20,497	6,609	(7,905)	36,251
NET ASSETS AT DECEMBER 31, 2015	$19,639	$91,674	$86,351	$150,160	$36,764	$146,336	$568,101

See accompanying notes.

	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$119,827	$342,562	$100,023	$110,992	$35,563	$729,077
Changes From Operations:
• Net investment income (loss)	234	9,515	(532)	3,510	90	9,766
• Net realized gain (loss) on investments	576	4,472	888	2,147	889	3,247
• Net change in unrealized appreciation or depreciation on investments	780	(459)	(8,349)	(2,801)	1,848	11,396
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,590	13,528	(7,993)	2,856	2,827	24,409
Changes From Unit Transactions:
• Contract purchases	63,406	73,235	5,239	12,387	4,746	17
• Contract withdrawals	(13,650)	(41,460)	(4,305)	(6,609)	(2,925)	(7,744)
• Contract transfers	13,423	183,192	23,983	(24,028)	(304)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,179	214,967	24,917	(18,250)	1,517	(7,727)
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,769	228,495	16,924	(15,394)	4,344	16,682
NET ASSETS AT DECEMBER 31, 2014	184,596	571,057	116,947	95,598	39,907	745,759
Changes From Operations:
• Net investment income (loss)	5,508	13,359	(540)	3,201	77	8,112
• Net realized gain (loss) on investments	1,251	7,993	2,615	708	664	47,180
• Net change in unrealized appreciation or depreciation on investments	(12,097)	(53,805)	(6,790)	(7,144)	(4,291)	(82,368)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,338)	(32,453)	(4,715)	(3,235)	(3,550)	(27,076)
Changes From Unit Transactions:
• Contract purchases	63,109	77,510	600	10,376	5,046	16,901
• Contract withdrawals	(14,424)	(70,685)	(4,471)	(6,035)	(2,924)	(10,943)
• Contract transfers	(4,821)	189,724	(2,545)	(27,343)	1,115	32,380
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43,864	196,549	(6,416)	(23,002)	3,237	38,338
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,526	164,096	(11,131)	(26,237)	(313)	11,262
NET ASSETS AT DECEMBER 31, 2015	$223,122	$735,153	$105,816	$69,361	$39,594	$757,021

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSgA Developed International 150 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$97,413	$88,310	$449,570	$425,394	$194,795	$31,781	$26,142
Changes From Operations:
• Net investment income (loss)	524	2,253	15,285	(2,266)	2,852	455	766
• Net realized gain (loss) on investments	541	1,664	2,999	—	265	571	1,160
• Net change in unrealized appreciation or depreciation on investments	(6,591)	7,351	(32,802)	—	7,402	325	(1,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,526)	11,268	(14,518)	(2,266)	10,519	1,351	(66)
Changes From Unit Transactions:
• Contract purchases	4,654	29,802	3,954	348,065	7,242	12,001	4,000
• Contract withdrawals	(2,678)	(7,485)	(11,590)	(45,705)	(5,501)	(7,025)	(2,614)
• Contract transfers	4,772	(1,525)	18,997	(564,659)	8,244	(469)	736
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,748	20,792	11,361	(262,299)	9,985	4,507	2,122
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,222	32,060	(3,157)	(264,565)	20,504	5,858	2,056
NET ASSETS AT DECEMBER 31, 2014	98,635	120,370	446,413	160,829	215,299	37,639	28,198
Changes From Operations:
• Net investment income (loss)	701	2,208	12,932	(856)	4,146	410	665
• Net realized gain (loss) on investments	959	5,049	1,406	—	532	297	2,523
• Net change in unrealized appreciation or depreciation on investments	(1,021)	(9,311)	(39,803)	—	(5,300)	(1,158)	(4,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	639	(2,054)	(25,465)	(856)	(622)	(451)	(968)
Changes From Unit Transactions:
• Contract purchases	11,228	29,663	6,782	117,256	7,241	—	—
• Contract withdrawals	(3,023)	(7,688)	(12,830)	(101,833)	(5,505)	(6,513)	(2,436)
• Contract transfers	(4,395)	(2,396)	103,516	(14,415)	(7,299)	(805)	382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,810	19,579	97,468	1,008	(5,563)	(7,318)	(2,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,449	17,525	72,003	152	(6,185)	(7,769)	(3,022)
NET ASSETS AT DECEMBER 31, 2015	$103,084	$137,895	$518,416	$160,981	$209,114	$29,870	$25,176

See accompanying notes.

	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount	LVIP SSgA Large Cap 100 Fund Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$154,580	$54,603	$46,487	$104,938	$9,988	$105,853
Changes From Operations:
• Net investment income (loss)	3,858	2,383	2,598	2,117	693	2,148
• Net realized gain (loss) on investments	(49)	1,111	329	8,520	250	2,906
• Net change in unrealized appreciation or depreciation on investments	(8,946)	(270)	(10,612)	5,446	(1)	(259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,137)	3,224	(7,685)	16,083	942	4,795
Changes From Unit Transactions:
• Contract purchases	5,540	72,484	—	9,409	40,312	8,003
• Contract withdrawals	(4,166)	(18,485)	(1,418)	(3,183)	(12,168)	(16,417)
• Contract transfers	8,536	14,734	69,517	(10,108)	10	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,910	68,733	68,099	(3,882)	28,154	(8,414)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,773	71,957	60,414	12,201	29,096	(3,619)
NET ASSETS AT DECEMBER 31, 2014	159,353	126,560	106,901	117,139	39,084	102,234
Changes From Operations:
• Net investment income (loss)	10,435	4,658	2,813	12,057	850	2,060
• Net realized gain (loss) on investments	(782)	71	121	62,825	240	2,684
• Net change in unrealized appreciation or depreciation on investments	(40,996)	(17,178)	(7,621)	(89,300)	(2,380)	(7,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,343)	(12,449)	(4,687)	(14,418)	(1,290)	(2,602)
Changes From Unit Transactions:
• Contract purchases	5,440	68,111	36,842	22,038	34,069	8,001
• Contract withdrawals	(4,886)	(19,094)	(5,726)	(7,392)	(11,561)	(17,950)
• Contract transfers	105,669	1,873	1,527	362,023	(293)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	106,223	50,890	32,643	376,669	22,215	(9,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,880	38,441	27,956	362,251	20,925	(12,551)
NET ASSETS AT DECEMBER 31, 2015	$234,233	$165,001	$134,857	$479,390	$60,009	$89,683

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$20,792	$478,744	$51,973	$18,504	$44,184	$108,524	$28,981
Changes From Operations:
• Net investment income (loss)	373	8,083	471	672	(210)	(196)	667
• Net realized gain (loss) on investments	555	20,478	5,597	1,079	486	10,336	675
• Net change in unrealized appreciation or depreciation on investments	257	36,481	(1,622)	(828)	4,888	3,282	(3,210)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,185	65,042	4,446	923	5,164	13,422	(1,868)
Changes From Unit Transactions:
• Contract purchases	—	69,700	12,564	4,623	4,746	7,711	37,377
• Contract withdrawals	(5,279)	(43,632)	(4,358)	(1,813)	(1,634)	(3,508)	(8,910)
• Contract transfers	196	35,333	22,750	321	14,563	11,169	(7,888)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,083)	61,401	30,956	3,131	17,675	15,372	20,579
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,898)	126,443	35,402	4,054	22,839	28,794	18,711
NET ASSETS AT DECEMBER 31, 2014	16,894	605,187	87,375	22,558	67,023	137,318	47,692
Changes From Operations:
• Net investment income (loss)	1,421	9,045	447	542	(241)	(392)	580
• Net realized gain (loss) on investments	248	21,920	4,344	3,357	5,766	11,589	32
• Net change in unrealized appreciation or depreciation on investments	(3,541)	(28,114)	(10,665)	(5,802)	1,570	(9,053)	(6,357)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,872)	2,851	(5,874)	(1,903)	7,095	2,144	(5,745)
Changes From Unit Transactions:
• Contract purchases	23,546	100,357	21,092	4,623	4,100	8,011	20,637
• Contract withdrawals	(7,936)	(49,924)	(4,339)	(1,866)	(8,413)	(3,806)	(5,899)
• Contract transfers	20,373	(8,749)	(1,179)	578	(1,268)	(4,231)	3,187
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,983	41,684	15,574	3,335	(5,581)	(26)	17,925
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,111	44,535	9,700	1,432	1,514	2,118	12,180
NET ASSETS AT DECEMBER 31, 2015	$51,005	$649,722	$97,075	$23,990	$68,537	$139,436	$59,872
See accompanying notes.

	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M International Equity Fund Subaccount
NET ASSETS AT JANUARY 1, 2014	$98,955	$42,961	$159,052	$19,712	$87,477	$25,844
Changes From Operations:
• Net investment income (loss)	(753)	512	2,312	(92)	(282)	413
• Net realized gain (loss) on investments	721	991	884	177	2,310	(268)
• Net change in unrealized appreciation or depreciation on investments	4,601	3,032	(11,874)	2,238	4,631	(2,056)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,569	4,535	(8,678)	2,323	6,659	(1,911)
Changes From Unit Transactions:
• Contract purchases	2,548	—	6,160	2,707	4,824	—
• Contract withdrawals	(1,603)	(879)	(4,398)	(490)	(2,032)	(838)
• Contract transfers	9	(3,621)	7,840	—	(3,969)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	954	(4,500)	9,602	2,217	(1,177)	(838)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,523	35	924	4,540	5,482	(2,749)
NET ASSETS AT DECEMBER 31, 2014	104,478	42,996	159,976	24,252	92,959	23,095
Changes From Operations:
• Net investment income (loss)	(794)	415	2,826	(166)	12	239
• Net realized gain (loss) on investments	729	769	974	4,274	1,959	(291)
• Net change in unrealized appreciation or depreciation on investments	665	(1,575)	(9,207)	(1,887)	(3,905)	(940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	600	(391)	(5,407)	2,221	(1,934)	(992)
Changes From Unit Transactions:
• Contract purchases	2,548	—	6,160	2,709	3,251	—
• Contract withdrawals	(1,693)	(894)	(4,597)	(513)	(2,254)	(662)
• Contract transfers	2,478	(1,768)	(49)	—	(3,360)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,333	(2,662)	1,514	2,196	(2,363)	(662)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,933	(3,053)	(3,893)	4,417	(4,297)	(1,654)
NET ASSETS AT DECEMBER 31, 2015	$108,411	$39,943	$156,083	$28,669	$88,662	$21,441

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$209,940	$163,265	$1,398,012	$73,214	$811,866	$43,600	$151,790
Changes From Operations:
• Net investment income (loss)	(1,296)	1,925	22,730	(47)	(5,461)	187	(282)
• Net realized gain (loss) on investments	19,806	12,495	100,894	364	366,148	2,364	(2,044)
• Net change in unrealized appreciation or depreciation on investments	(203)	(1,856)	49,287	6,069	(316,637)	2,832	(43,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,307	12,564	172,911	6,386	44,050	5,383	(45,751)
Changes From Unit Transactions:
• Contract purchases	14,217	10,578	145,076	—	8,820	2,214	58,866
• Contract withdrawals	(7,005)	(37,654)	(38,561)	(2,814)	(190,896)	(3,582)	(13,358)
• Contract transfers	10,640	(254)	(102,013)	(1,072)	(1,442)	(2,115)	56,587
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,852	(27,330)	4,502	(3,886)	(183,518)	(3,483)	102,095
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,159	(14,766)	177,413	2,500	(139,468)	1,900	56,344
NET ASSETS AT DECEMBER 31, 2014	246,099	148,499	1,575,425	75,714	672,398	45,500	208,134
Changes From Operations:
• Net investment income (loss)	(1,273)	2,791	55,985	(23)	(5,377)	64	8,257
• Net realized gain (loss) on investments	18,809	7,123	126,429	5,737	61,030	1,913	(6,207)
• Net change in unrealized appreciation or depreciation on investments	(888)	(11,517)	(429,736)	(14,956)	(51,529)	(5,790)	(73,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,648	(1,603)	(247,322)	(9,242)	4,124	(3,813)	(71,905)
Changes From Unit Transactions:
• Contract purchases	13,563	7,643	142,503	—	8,819	1,306	70,017
• Contract withdrawals	(9,310)	(6,730)	(35,932)	(3,199)	(15,685)	(3,302)	(21,474)
• Contract transfers	(6,169)	(1,590)	(50,041)	1,003	(4,128)	2,159	69,702
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,916)	(677)	56,530	(2,196)	(10,994)	163	118,245
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,732	(2,280)	(190,792)	(11,438)	(6,870)	(3,650)	46,340
NET ASSETS AT DECEMBER 31, 2015	$260,831	$146,219	$1,384,633	$64,276	$665,528	$41,850	$254,474

See accompanying notes.

	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$14,704	$18,683	$124,014	$166,335	$76,236	$20,867
Changes From Operations:
• Net investment income (loss)	(33)	99	1,296	8,243	782	82
• Net realized gain (loss) on investments	5,778	63	1,180	1,064	1,252	1,286
• Net change in unrealized appreciation or depreciation on investments	(4,367)	1,667	(16,923)	(6,187)	(4,546)	(1,847)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,378	1,829	(14,447)	3,120	(2,512)	(479)
Changes From Unit Transactions:
• Contract purchases	—	—	2,195	13,989	7,272	561
• Contract withdrawals	(2,407)	(222)	(5,259)	(7,220)	(2,799)	(4,980)
• Contract transfers	(13,675)	—	1,951	(24,897)	186	482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,082)	(222)	(1,113)	(18,128)	4,659	(3,937)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,704)	1,607	(15,560)	(15,008)	2,147	(4,416)
NET ASSETS AT DECEMBER 31, 2014	—	20,290	108,454	151,327	78,383	16,451
Changes From Operations:
• Net investment income (loss)	—	200	2,638	11,579	1,922	296
• Net realized gain (loss) on investments	—	72	3,884	(1,887)	633	134
• Net change in unrealized appreciation or depreciation on investments	—	(1,933)	(14,071)	(17,203)	(8,794)	(1,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(1,661)	(7,549)	(7,511)	(6,239)	(1,188)
Changes From Unit Transactions:
• Contract purchases	—	—	691	16,568	7,078	560
• Contract withdrawals	—	(257)	(5,817)	(8,304)	(7,427)	(726)
• Contract transfers	—	—	2,325	(17,960)	3,422	663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(257)	(2,801)	(9,696)	3,073	497
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,918)	(10,350)	(17,207)	(3,166)	(691)
NET ASSETS AT DECEMBER 31, 2015	$—	$18,372	$98,104	$134,120	$75,217	$15,760

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln SVUL • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV	• Lincoln SVULONE • Lincoln SVULONE 2007 • Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-four mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A**

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. International Growth Fund Series I

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMIT Global Allocation Portfolio Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Portfolio Class I**

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class**

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class**

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class**

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Fund Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class**

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Standard Class**

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class**

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Money Market Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Conservative Index Allocation Fund Standard Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class**

LVIP SSgA Developed International 150 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA Large Cap 100 Fund Standard Class

LVIP SSgA Moderate Index Allocation Fund Standard Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class**

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class**

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

M Fund, Inc. (M):

M Capital Appreciation Fund**

M International Equity Fund

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class**

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value Portfolio I Class

NB AMT Mid Cap Growth Portfolio I Class

NB AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB**

Putnam VT Growth & Income Fund Class IB

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the

Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners:

ClearBridge Variable Mid Cap Core Class I Portfolio	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	LVIP VIP Mid Cap RPM Standard Class Fund

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 2	Templeton Foreign VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 1	Templeton Global Bond VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 1	Templeton Growth VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2015, the following funds became available as investment options for account contract owners:

JPMIT Global Allocation Portfolio Class 1	LVIP Dimensional International Core Equity Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%

•  Lincoln SVUL-II - annual rate of .80%

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2015 and 2014, amounted to $197,418 and $199,194 , respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to

$1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2015 and 2014, amounted to $852,285 and $815,601, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2015 and 2014, amounted to $313,835 and $300,011, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2015 and 2014, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2015 and 2014, $26,388 and $7,997 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2015		0.10%	0.80%	$11.96	$23.96	14,303	$224,235	2.07%	2.79%	0.00%
	2014		0.10%	0.80%	11.70	23.31	12,976	198,523	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	14.45	22.21	11,265	163,496	22.28%	23.15%	0.29%
	2012		0.10%	0.80%	11.82	18.03	9,806	119,027	12.61%	13.42%	0.00%
	2011		0.10%	0.80%	10.50	15.90	9,703	103,938	-23.84%	-23.31%	0.58%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Growth and Income Portfolio Class A
	2015		0.10%	0.80%	$17.27	$29.73	15,864	$343,547	0.89%	1.60%	1.59%
	2014		0.10%	0.80%	17.07	29.26	22,911	482,679	8.67%	9.41%	1.87%
	2013		0.10%	0.80%	15.66	26.75	11,972	234,201	33.89%	34.83%	1.34%
	2012		0.10%	0.80%	11.66	19.84	11,488	166,888	16.59%	17.52%	1.58%
	2011		0.10%	0.80%	9.97	16.88	11,797	146,342	5.47%	6.28%	1.32%
AB VPS International Value Portfolio Class A
	2015		0.10%	0.60%	8.64	19.72	6,296	56,708	1.98%	2.47%	2.53%
	2014		0.10%	0.60%	8.48	19.25	6,000	52,792	-6.77%	-6.33%	3.74%
	2013		0.10%	0.60%	9.09	20.55	5,384	50,514	22.27%	22.90%	6.39%
	2012		0.10%	0.60%	7.44	16.72	5,181	39,212	13.85%	14.54%	1.69%
	2011		0.10%	0.60%	6.53	14.60	4,722	31,423	-19.74%	-19.29%	4.34%
AB VPS Large Cap Growth Portfolio Class A
	2013		0.80%	0.80%	17.02	17.02	32	540	36.26%	36.26%	0.09%
	2012		0.80%	0.80%	12.49	12.49	129	1,611	15.53%	15.53%	0.28%
	2011		0.80%	0.80%	10.81	10.81	227	2,456	-3.82%	-3.82%	0.33%
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		0.10%	0.80%	15.26	36.14	20,150	397,185	-6.24%	-5.58%	0.79%
	2014		0.10%	0.80%	16.24	38.55	17,446	378,275	8.33%	9.06%	0.70%
	2013		0.10%	0.80%	14.96	35.59	14,427	321,383	36.96%	37.92%	0.59%
	2012		0.10%	0.80%	10.90	25.98	14,586	238,303	17.80%	18.74%	0.56%
	2011		0.10%	0.80%	9.24	22.06	16,065	223,499	-9.12%	-8.42%	0.46%
American Century VP Inflation Protection Fund Class I
	2015		0.50%	0.60%	13.15	14.23	9,087	128,517	-2.87%	-2.77%	2.31%
	2014		0.50%	0.80%	13.54	14.76	8,725	127,018	2.75%	3.06%	1.50%
	2013		0.50%	0.80%	13.16	14.37	9,373	132,718	-8.95%	-8.67%	1.78%
	2012		0.50%	0.80%	14.43	15.77	9,300	144,096	6.64%	7.01%	2.69%
	2011		0.50%	0.80%	13.50	14.79	8,969	129,617	11.21%	11.54%	4.30%
American Funds Global Growth Fund Class 2
	2015		0.10%	0.80%	15.41	28.59	41,398	716,346	6.08%	6.83%	1.02%
	2014		0.10%	0.80%	14.50	26.76	39,431	670,965	1.50%	2.21%	1.40%
	2013		0.10%	0.80%	14.25	26.18	24,787	377,442	28.15%	29.05%	1.79%
	2012		0.10%	0.80%	11.10	20.29	9,032	112,320	21.59%	22.44%	0.96%
	2011		0.10%	0.80%	11.18	16.57	8,942	98,795	-9.61%	-9.00%	2.06%
American Funds Global Small Capitalization Fund Class 2
	2015		0.10%	0.80%	11.45	37.30	9,526	175,372	-0.53%	0.17%	0.00%
	2014		0.10%	0.80%	11.49	37.50	10,249	194,352	1.31%	2.02%	0.12%
	2013		0.10%	0.80%	11.32	37.02	10,272	198,760	27.25%	28.14%	0.91%
	2012		0.10%	0.80%	8.88	29.09	11,049	167,060	17.24%	18.07%	1.19%
	2011		0.10%	0.80%	7.56	24.81	8,370	102,570	-19.79%	-19.23%	1.26%
American Funds Growth Fund Class 2
	2015		0.10%	0.80%	15.32	32.32	102,692	2,239,248	6.01%	6.75%	0.61%
	2014		0.10%	0.80%	14.43	30.49	101,506	2,074,820	7.64%	8.40%	0.79%
	2013		0.10%	0.80%	13.38	28.33	107,453	2,005,501	29.07%	29.97%	0.96%
	2012		0.10%	0.80%	10.34	21.95	104,441	1,505,034	16.95%	17.77%	0.82%
	2011		0.10%	0.80%	8.83	18.77	99,936	1,250,803	-5.04%	-4.37%	0.63%
American Funds Growth-Income Fund Class 2
	2015		0.10%	0.80%	14.53	29.16	101,191	1,998,712	0.65%	1.35%	1.34%
	2014		0.10%	0.80%	14.41	28.77	97,235	1,902,763	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.03	92,869	1,638,304	32.43%	33.37%	1.44%
	2012		0.10%	0.80%	9.87	19.52	83,981	1,138,380	16.55%	17.36%	1.64%
	2011		0.10%	0.80%	8.46	16.63	84,259	976,317	-2.61%	-1.93%	1.63%
American Funds International Fund Class 2
	2015		0.10%	0.80%	10.53	26.79	96,731	1,629,874	-5.29%	-4.62%	1.62%
	2014		0.10%	0.80%	11.09	28.29	80,021	1,418,667	-3.43%	-2.75%	1.47%
	2013		0.10%	0.80%	11.46	29.29	69,616	1,316,600	20.67%	21.51%	1.39%
	2012		0.10%	0.80%	9.48	24.28	71,751	1,132,947	16.97%	17.78%	1.40%
	2011		0.10%	0.80%	8.09	20.76	79,633	1,092,637	-14.66%	-14.05%	1.86%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund Class I
	2015		0.10%	0.60%	$15.34	$15.85	62,398	$959,273	-1.30%	-0.81%	1.22%
	2014		0.10%	0.60%	15.54	15.98	52,033	810,315	1.50%	2.01%	2.47%
	2013		0.10%	0.60%	15.31	15.67	43,462	666,642	14.07%	14.64%	1.88%
	2012		0.10%	0.60%	13.42	13.67	15,781	212,278	9.62%	10.17%	2.25%
	2011		0.10%	0.80%	12.40	12.40	9,293	114,018	-3.59%	-3.59%	3.74%
Delaware VIP Diversified Income Series Standard Class
	2015		0.10%	0.80%	15.14	17.92	25,443	412,332	-1.87%	-1.18%	3.09%
	2014		0.10%	0.80%	15.40	18.25	25,256	419,343	4.47%	5.21%	2.28%
	2013		0.10%	0.80%	14.71	17.47	21,415	347,115	-2.05%	-1.36%	2.54%
	2012		0.10%	0.80%	14.99	17.84	21,276	359,119	6.34%	7.08%	3.23%
	2011		0.10%	0.80%	14.07	16.77	20,413	326,082	5.52%	6.28%	4.17%
Delaware VIP Emerging Markets Series Standard Class
	2015		0.10%	0.80%	9.37	38.38	50,766	611,040	-15.19%	-14.59%	0.87%
	2014		0.10%	0.80%	11.02	45.26	43,398	626,754	-8.79%	-8.15%	0.64%
	2013		0.10%	0.80%	12.06	49.62	35,454	581,349	9.26%	10.03%	1.72%
	2012		0.10%	0.80%	11.02	45.42	31,113	508,617	13.52%	14.33%	0.93%
	2011		0.10%	0.80%	9.69	40.00	23,981	388,695	-20.42%	-19.86%	1.91%
Delaware VIP High Yield Series Standard Class
	2015		0.50%	0.80%	14.81	25.47	11,577	228,663	-7.34%	-7.08%	6.55%
	2014		0.10%	0.80%	15.95	27.48	10,565	229,144	-1.08%	-0.39%	6.76%
	2013		0.10%	0.80%	16.09	27.78	9,923	236,662	8.35%	9.12%	7.12%
	2012		0.10%	0.80%	14.82	25.64	9,481	211,394	16.89%	17.71%	9.60%
	2011		0.10%	0.80%	12.65	21.94	14,010	252,720	1.57%	2.27%	8.34%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.10%	0.60%	12.29	12.33	6,832	84,204	0.18%	0.69%	1.71%
	2014		0.10%	0.60%	12.25	12.27	5,006	61,349	1.09%	1.59%	1.62%
	2013		0.10%	0.60%	12.06	12.13	2,773	33,551	-1.65%	-1.16%	1.54%
	2012		0.10%	0.80%	12.20	12.73	2,659	32,965	1.95%	2.67%	1.68%
	2011		0.10%	0.80%	11.88	11.88	2,094	25,391	2.81%	2.81%	1.82%
Delaware VIP REIT Series Standard Class
	2015		0.50%	0.80%	17.75	53.27	42,667	1,190,270	2.92%	3.23%	1.23%
	2014		0.50%	0.80%	17.19	51.76	43,851	1,185,708	28.43%	28.82%	1.40%
	2013		0.50%	0.80%	13.35	40.30	45,536	964,006	1.33%	1.63%	1.59%
	2012		0.50%	0.80%	13.13	39.77	45,337	942,304	16.01%	16.36%	1.27%
	2011		0.50%	0.80%	11.29	34.29	33,475	618,079	10.07%	10.40%	1.58%
Delaware VIP Small Cap Value Series Standard Class
	2015		0.10%	0.80%	14.75	43.39	50,365	1,360,518	-6.97%	-6.31%	0.73%
	2014		0.10%	0.80%	15.82	46.64	51,057	1,511,939	5.02%	5.76%	0.57%
	2013		0.10%	0.80%	15.04	44.41	52,202	1,516,970	32.44%	33.35%	0.74%
	2012		0.10%	0.80%	18.56	33.53	53,476	1,183,095	13.00%	13.79%	0.54%
	2011		0.10%	0.80%	11.43	29.67	46,688	977,651	-2.12%	-1.44%	0.52%
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.50%	0.80%	20.51	38.79	20,741	592,132	6.68%	7.00%	0.39%
	2014		0.50%	0.80%	19.19	36.36	22,728	615,461	2.33%	2.63%	0.06%
	2013		0.50%	0.80%	18.71	35.53	18,658	504,010	40.20%	40.62%	0.02%
	2012		0.50%	0.80%	13.32	25.34	17,840	352,928	10.14%	10.47%	0.21%
	2011		0.50%	0.80%	12.08	23.01	14,727	266,087	7.27%	7.59%	0.98%
Delaware VIP U.S. Growth Series Standard Class
	2015		0.10%	0.80%	19.42	36.00	13,884	343,616	4.55%	5.29%	0.66%
	2014		0.10%	0.80%	18.54	27.57	22,087	529,116	11.88%	12.15%	0.22%
	2013		0.60%	0.80%	18.99	24.64	20,661	444,014	33.68%	33.95%	0.33%
	2012		0.60%	0.80%	16.35	18.43	20,228	325,066	15.30%	15.53%	0.00%
	2011		0.60%	0.80%	14.15	15.98	1,063	15,881	6.77%	6.99%	0.19%
Delaware VIP Value Series Standard Class
	2015		0.10%	0.80%	14.67	30.67	36,260	740,643	-1.21%	-0.50%	1.56%
	2014		0.10%	0.80%	14.82	30.95	29,412	617,294	13.09%	13.42%	1.71%
	2013		0.50%	0.80%	16.60	27.37	30,446	612,276	32.63%	33.03%	1.67%
	2012		0.50%	0.80%	12.48	20.63	26,892	420,554	13.82%	14.16%	1.02%
	2011		0.50%	0.80%	10.93	18.13	7,457	100,566	8.66%	8.99%	1.86%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.60%	0.60%	$13.10	$13.10	8,750	$114,628	-6.85%	-6.85%	2.71%
	2014		0.60%	0.60%	14.06	14.06	6,068	85,337	2.88%	2.88%	1.20%
	2013		0.60%	0.60%	13.67	13.67	1,658	22,669	0.33%	0.33%	2.06%
	2012		0.60%	0.60%	13.63	13.63	277	3,775	9.07%	9.07%	3.36%
	2011		0.60%	0.60%	12.49	12.49	206	2,567	-3.45%	-3.45%	1.29%
Deutsche Equity 500 Index VIP Portfolio A
	2015		0.50%	0.80%	18.02	27.26	29,918	637,078	0.32%	0.63%	1.64%
	2014		0.50%	0.80%	17.91	27.17	30,127	636,021	12.49%	12.82%	1.82%
	2013		0.50%	0.80%	15.87	24.15	30,454	567,926	30.88%	31.27%	1.78%
	2012		0.50%	0.80%	12.09	18.45	31,285	443,744	14.78%	15.12%	1.73%
	2011		0.50%	0.80%	10.50	16.08	30,210	374,171	1.02%	1.33%	1.77%
Deutsche Small Cap Index VIP Portfolio A
	2015		0.50%	0.80%	15.78	31.86	10,763	244,626	-5.36%	-5.07%	1.03%
	2014		0.50%	0.80%	16.63	33.67	9,841	236,979	3.91%	4.22%	0.93%
	2013		0.50%	0.80%	15.95	32.40	9,423	221,601	37.53%	37.95%	1.64%
	2012		0.50%	0.80%	11.56	23.56	9,192	155,298	15.32%	15.67%	0.83%
	2011		0.50%	0.80%	10.00	20.43	7,930	115,425	-5.18%	-4.89%	0.87%
Fidelity VIP Contrafund Portfolio Service Class
	2015		0.10%	0.80%	15.70	32.49	54,773	1,275,722	-0.24%	0.46%	0.94%
	2014		0.10%	0.80%	15.71	32.57	53,730	1,268,726	10.93%	11.70%	0.89%
	2013		0.10%	0.80%	14.13	29.36	52,409	1,125,359	30.10%	31.01%	1.04%
	2012		0.10%	0.80%	10.84	22.57	46,251	825,429	15.38%	16.19%	1.04%
	2011		0.10%	0.80%	10.75	19.56	69,096	1,064,579	-3.41%	-2.73%	0.92%
Fidelity VIP Equity-Income Portfolio Service Class
	2015		0.80%	0.80%	19.18	23.90	10,958	212,683	-4.85%	-4.85%	3.17%
	2014		0.80%	0.80%	20.16	25.11	10,772	219,537	7.78%	7.78%	2.79%
	2013		0.80%	0.80%	18.70	23.30	10,891	205,688	26.99%	26.99%	2.41%
	2012		0.80%	0.80%	14.73	18.35	11,154	165,715	16.25%	16.25%	2.99%
	2011		0.80%	0.80%	12.67	15.78	11,199	142,986	0.05%	0.06%	2.41%
Fidelity VIP Growth Opportunities Portfolio Service Class
	2015		0.80%	0.80%	16.70	16.70	1,368	22,842	4.64%	4.64%	0.06%
	2014		0.80%	0.80%	15.96	15.96	1,362	21,741	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	14.35	14.35	1,351	19,392	36.68%	36.68%	0.21%
	2012		0.80%	0.80%	10.50	10.50	1,333	13,995	18.51%	18.51%	0.25%
	2011		0.80%	0.80%	8.86	8.86	7,540	66,798	1.37%	1.37%	0.05%
Fidelity VIP Growth Portfolio Service Class
	2015		0.10%	0.80%	13.21	34.06	6,696	130,194	6.19%	6.94%	0.18%
	2014		0.10%	0.80%	12.44	31.85	5,579	104,464	10.26%	11.07%	0.15%
	2013		0.10%	0.80%	11.28	28.67	2,294	45,270	35.00%	36.06%	0.21%
	2012		0.10%	0.80%	8.36	21.07	2,179	30,886	13.62%	14.42%	0.55%
	2011		0.10%	0.80%	7.35	18.42	1,617	19,666	-0.65%	0.03%	0.32%
Fidelity VIP High Income Portfolio Service Class
	2015		0.80%	0.80%	15.91	15.91	1,395	22,201	-4.52%	-4.52%	6.40%
	2014		0.80%	0.80%	16.67	16.67	1,407	23,451	0.27%	0.27%	2.03%
	2013		0.80%	0.80%	16.62	16.62	7,876	130,929	5.03%	5.03%	5.64%
	2012		0.80%	0.80%	15.83	15.83	8,277	130,996	13.29%	13.29%	5.52%
	2011		0.80%	0.80%	13.97	13.97	9,803	136,962	3.10%	3.10%	6.56%
Fidelity VIP Mid Cap Portfolio Service Class
	2015		0.10%	0.60%	15.73	29.19	34,983	782,459	-2.09%	-1.60%	0.41%
	2014		0.10%	0.60%	16.07	29.66	34,061	771,026	5.56%	6.09%	0.17%
	2013		0.10%	0.60%	15.22	27.96	32,269	692,979	35.25%	35.93%	0.42%
	2012		0.10%	0.80%	11.25	20.57	31,890	500,124	13.84%	14.63%	0.57%
	2011		0.10%	0.80%	9.87	17.94	27,348	376,239	-11.43%	-10.80%	0.16%
Fidelity VIP Overseas Portfolio Service Class
	2015		0.10%	0.80%	17.98	24.53	8,395	156,143	2.67%	3.38%	1.28%
	2014		0.10%	0.80%	17.48	23.89	8,508	154,130	-8.89%	-8.28%	1.28%
	2013		0.10%	0.80%	19.15	26.22	8,355	165,886	29.34%	30.27%	1.31%
	2012		0.10%	0.80%	14.77	20.28	8,413	128,973	19.58%	20.54%	1.64%
	2011		0.10%	0.80%	12.33	16.96	10,362	131,871	-17.89%	-17.26%	1.40%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Income VIP Fund Class 1
	2015		0.10%	0.60%	$12.83	$21.36	23,741	$387,680	-7.40%	-6.93%	4.94%
	2014		0.10%	0.60%	13.86	22.95	17,940	311,567	4.29%	4.82%	5.32%
	2013		0.10%	0.80%	13.29	21.90	12,255	189,530	13.27%	14.08%	5.83%
	2012		0.10%	0.80%	11.71	19.19	9,089	116,015	12.24%	12.73%	6.75%
	2011		0.10%	0.60%	10.43	17.03	7,450	83,874	2.10%	2.67%	5.92%
Franklin Mutual Shares VIP Fund Class 1
	2015		0.10%	0.60%	11.99	24.17	31,796	408,917	-5.26%	-4.79%	3.31%
	2014		0.10%	0.60%	12.66	25.38	30,258	411,627	6.74%	7.27%	2.30%
	2013		0.10%	0.60%	11.86	23.66	28,191	347,344	27.76%	28.39%	2.75%
	2012		0.10%	0.60%	9.28	18.43	19,713	189,924	13.92%	14.44%	2.59%
	2011		0.10%	0.60%	8.15	16.10	9,227	80,314	-1.39%	-0.82%	3.02%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2015		0.10%	0.80%	17.41	31.50	2,893	65,541	-3.22%	-2.54%	0.00%
	2014		0.10%	0.80%	17.93	32.32	2,981	69,537	6.91%	7.66%	0.00%
	2013		0.10%	0.80%	16.72	30.02	3,145	68,564	37.39%	38.35%	0.00%
	2012		0.10%	0.80%	12.13	21.70	3,372	53,325	10.21%	11.01%	0.00%
	2011		0.10%	0.80%	10.97	19.55	5,016	71,271	-5.38%	-4.68%	0.00%
Invesco V.I. American Franchise Fund Series I
	2015		0.80%	0.80%	9.81	17.80	29,875	295,992	4.17%	4.17%	0.00%
	2014		0.80%	0.80%	9.42	17.09	40,616	385,135	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	8.75	15.89	54,247	477,178	39.02%	39.02%	0.44%
	2012	4/27/12	0.80%	0.80%	6.30	11.43	56,353	356,384	-3.03%	-3.03%	0.00%
Invesco V.I. Capital Appreciation Fund Series I
	2011		0.80%	0.80%	5.64	10.23	56,227	318,307	-8.64%	-8.64%	0.15%
Invesco V.I. Core Equity Fund Series I
	2015		0.80%	0.80%	14.20	14.20	6,860	97,390	-6.52%	-6.52%	0.67%
	2014		0.80%	0.80%	15.19	15.19	13,501	205,055	7.28%	7.28%	0.71%
	2013		0.80%	0.80%	14.16	18.93	24,329	347,787	28.22%	28.22%	1.38%
	2012		0.80%	0.80%	11.04	11.04	26,336	293,148	12.98%	12.98%	0.99%
	2011		0.80%	0.80%	9.77	9.77	28,006	273,703	-0.86%	-0.86%	0.95%
Invesco V.I. International Growth Fund Series I
	2015		0.80%	0.80%	18.55	29.81	3,931	76,260	-3.12%	-3.12%	1.51%
	2014		0.80%	0.80%	19.15	30.77	3,877	77,385	-0.47%	-0.47%	1.59%
	2013		0.80%	0.80%	19.24	30.91	3,876	77,437	18.07%	18.08%	1.07%
	2012		0.80%	0.80%	16.30	26.18	5,134	85,884	14.61%	14.61%	1.49%
	2011		0.80%	0.80%	14.22	22.84	5,311	77,276	-7.49%	-7.48%	1.67%
Janus Aspen Balanced Portfolio Institutional Shares
	2015		0.80%	0.80%	25.60	25.60	11,609	297,189	-0.18%	-0.18%	1.61%
	2014		0.80%	0.80%	25.65	25.65	16,525	423,819	7.64%	7.64%	1.77%
	2013		0.80%	0.80%	23.83	23.83	16,470	392,407	19.20%	19.20%	1.55%
	2012		0.80%	0.80%	19.99	19.99	16,327	326,350	12.71%	12.71%	2.89%
	2011		0.80%	0.80%	17.73	17.73	15,872	281,480	0.83%	0.83%	2.50%
Janus Aspen Balanced Portfolio Service Shares
	2015		0.60%	0.80%	22.65	23.31	1,794	41,137	-0.39%	-0.19%	1.42%
	2014		0.60%	0.80%	22.69	23.40	1,615	37,136	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	21.79	1,563	33,411	18.85%	19.08%	1.34%
	2012		0.60%	0.80%	18.34	18.34	1,578	28,345	12.47%	12.47%	2.64%
	2011		0.80%	0.80%	16.30	16.30	544	8,870	0.55%	0.55%	2.24%
Janus Aspen Enterprise Portfolio Service Shares
	2015		0.80%	0.80%	34.41	41.66	2,485	86,730	2.94%	2.94%	0.52%
	2014		0.80%	0.80%	33.43	40.47	2,078	70,579	11.35%	11.35%	0.03%
	2013		0.80%	0.80%	30.02	36.34	2,070	63,065	30.95%	30.99%	0.36%
	2012		0.80%	0.80%	22.92	27.75	2,047	47,560	16.03%	16.05%	0.00%
	2011		0.80%	0.80%	19.75	23.92	1,209	24,367	-2.44%	-2.42%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.80%	0.80%	$13.51	$13.51	13,913	$187,977	-3.07%	-3.07%	0.66%
	2014		0.80%	0.80%	13.94	13.94	14,137	197,042	6.59%	6.59%	1.09%
	2013		0.80%	0.80%	13.08	13.08	14,426	188,648	27.40%	27.40%	1.21%
	2012		0.80%	0.80%	10.26	10.26	15,068	154,658	19.12%	19.12%	0.91%
	2011		0.80%	0.80%	8.62	8.62	16,462	141,839	-14.43%	-14.43%	0.60%
Janus Aspen Global Research Portfolio Service Shares
	2015		0.80%	0.80%	15.15	15.46	857	13,102	-3.31%	-3.30%	0.53%
	2014		0.80%	0.80%	15.67	15.99	826	13,052	6.32%	6.33%	1.00%
	2013		0.80%	0.80%	14.74	15.04	631	9,403	27.06%	27.06%	1.08%
	2012		0.80%	0.80%	11.60	11.83	620	7,263	18.90%	18.91%	0.78%
	2011		0.80%	0.80%	9.75	9.95	572	5,638	-14.68%	-14.68%	0.37%
Janus Aspen Global Technology Portfolio Service Shares
	2015		0.80%	0.80%	8.80	8.80	1,276	11,230	3.81%	3.81%	0.00%
	2014		0.80%	0.80%	8.48	8.48	1,338	11,343	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	1,469	11,481	34.31%	34.31%	0.00%
	2012		0.80%	0.80%	5.82	5.82	1,424	8,286	18.20%	18.20%	0.00%
	2011		0.80%	0.80%	4.92	4.92	2,805	13,810	-9.39%	-9.39%	0.00%
LVIP Baron Growth Opportunities Fund Standard Class
	2015		0.60%	0.60%	24.19	24.19	2,120	51,273	-5.10%	-5.10%	0.00%
	2014		0.60%	0.60%	25.49	25.49	2,192	55,882	4.49%	4.49%	0.42%
	2013		0.60%	0.80%	18.50	24.40	2,306	56,016	39.29%	39.57%	0.22%
	2012		0.60%	0.80%	13.28	17.48	7,906	138,043	17.59%	17.83%	1.47%
	2011		0.60%	0.80%	11.29	14.83	7,308	108,229	3.46%	3.67%	0.00%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.10%	0.80%	16.93	38.38	19,601	376,272	-5.53%	-4.77%	0.00%
	2014		0.10%	0.80%	17.88	40.63	22,582	462,583	4.02%	4.86%	0.21%
	2013		0.10%	0.80%	17.16	39.06	16,946	412,599	38.95%	40.06%	0.43%
	2012		0.10%	0.80%	12.32	28.11	16,660	303,497	17.30%	18.24%	1.29%
	2011		0.10%	0.80%	11.87	23.96	12,354	223,222	3.19%	4.00%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	7.49	7.49	7,536	56,490	-15.52%	-15.52%	2.14%
	2014	9/9/14	0.60%	0.60%	8.86	8.86	4,157	36,845	-13.38%	-13.38%	1.29%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	10.59	17.97	8,263	103,663	-5.61%	-5.44%	2.58%
	2014		0.60%	0.80%	11.20	19.03	4,420	52,669	2.60%	2.87%	1.93%
	2013		0.60%	0.80%	14.49	18.55	1,437	18,784	17.22%	17.51%	1.07%
	2012		0.60%	0.80%	12.33	15.83	741	9,582	16.09%	16.29%	0.68%
	2011		0.60%	0.80%	10.61	13.63	715	7,903	-3.38%	-3.16%	0.76%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.10%	0.60%	10.82	11.13	6,328	69,992	-3.40%	-2.92%	1.20%
	2014		0.10%	0.60%	11.20	11.47	5,981	68,300	2.45%	2.96%	1.66%
	2013		0.10%	0.60%	10.93	11.14	3,445	38,239	-8.94%	-8.48%	0.57%
	2012		0.10%	0.60%	12.17	12.17	883	10,718	6.37%	6.37%	0.00%
	2011		0.10%	0.10%	11.44	11.44	534	6,108	12.01%	12.01%	3.55%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.10%	0.60%	9.85	30.72	8,230	91,617	-1.81%	-1.33%	2.92%
	2014		0.10%	0.60%	10.03	31.13	8,390	90,828	13.21%	13.79%	2.70%
	2013		0.10%	0.60%	8.86	27.36	8,914	84,388	2.69%	3.20%	0.00%
	2012		0.10%	0.60%	8.63	26.51	7,503	69,009	23.93%	24.59%	0.00%
	2011		0.10%	0.80%	6.90	21.28	8,240	60,245	-9.40%	-8.74%	0.00%
LVIP Delaware Bond Fund Standard Class
	2015		0.10%	0.80%	14.71	22.49	44,175	806,970	-0.41%	0.29%	2.19%
	2014		0.10%	0.80%	14.74	22.58	48,583	906,299	5.13%	5.45%	2.02%
	2013		0.50%	0.80%	13.99	21.48	49,972	892,845	-3.09%	-2.79%	1.79%
	2012		0.10%	0.80%	14.41	22.16	54,111	979,550	5.76%	6.51%	1.84%
	2011		0.10%	0.80%	13.60	20.95	58,865	1,012,945	6.78%	7.53%	3.41%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.10%	0.60%	$10.28	$10.57	33,456	$348,048	-1.31%	-0.81%	1.84%
	2014		0.10%	0.60%	10.41	10.66	22,385	235,315	0.01%	0.52%	1.83%
	2013		0.10%	0.60%	10.41	10.41	9,709	101,693	0.15%	0.15%	1.24%
	2012		0.60%	0.60%	10.40	10.40	4,373	45,459	3.60%	3.60%	1.36%
	2011	4/8/11	0.60%	0.60%	10.03	10.03	3,070	30,805	-1.90%	-1.90%	1.61%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.80%	0.80%	22.12	30.47	1,287	28,559	-1.45%	-1.45%	1.31%
	2014		0.60%	0.80%	15.64	30.92	1,722	35,876	14.28%	14.51%	1.57%
	2013		0.60%	0.80%	13.66	27.05	1,687	30,896	34.61%	34.88%	1.31%
	2012		0.60%	0.80%	10.12	20.10	1,637	22,284	14.36%	14.58%	0.80%
	2011		0.60%	0.80%	8.84	17.57	1,516	18,206	-0.16%	0.02%	0.79%
LVIP Delaware Special Opportunities Fund Standard Class
	2015		0.60%	0.60%	14.92	14.92	1,317	19,639	-0.34%	-0.34%	1.33%
	2014		0.60%	0.60%	14.97	14.97	1,258	18,823	6.99%	7.00%	1.45%
	2013		0.60%	0.60%	13.99	13.99	1,186	16,584	32.98%	32.98%	1.28%
	2012		0.60%	0.60%	10.52	10.52	987	10,382	14.25%	14.25%	0.65%
	2011		0.60%	0.80%	9.21	9.21	1,786	16,376	-5.77%	-5.77%	0.49%
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	9.92	10.15	9,117	91,674	-4.54%	-4.07%	1.05%
	2014		0.10%	0.60%	10.39	10.58	7,250	76,146	-8.06%	-7.59%	2.34%
	2013		0.10%	0.60%	11.30	11.45	5,637	64,255	14.43%	15.00%	3.08%
	2012	5/21/12	0.10%	0.60%	9.88	9.96	1,267	12,526	-0.19%	18.14%	2.82%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.50%	0.50%	17.14	17.14	5,037	86,351	-2.49%	-2.49%	1.64%
	2014		0.50%	0.50%	17.58	17.58	5,060	88,958	12.61%	12.61%	1.95%
	2013		0.50%	0.50%	15.61	15.61	5,349	83,513	32.60%	32.60%	1.75%
	2012		0.50%	0.50%	11.77	11.77	5,674	66,808	14.74%	14.74%	1.10%
	2011		0.50%	0.50%	10.26	10.26	5,868	60,210	0.69%	0.69%	1.08%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	13.50	13.82	10,965	150,160	-8.17%	-7.71%	1.31%
	2014		0.10%	0.60%	14.70	14.97	8,720	129,663	4.07%	4.59%	1.05%
	2013		0.10%	0.60%	14.13	14.31	7,272	103,629	28.40%	29.04%	1.68%
	2012	5/21/12	0.10%	0.60%	11.00	11.09	1,800	19,834	-0.85%	11.99%	1.28%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015		0.10%	0.60%	10.78	11.03	3,363	36,764	-0.29%	0.21%	1.81%
	2014		0.10%	0.60%	10.81	11.01	2,760	30,155	4.01%	4.54%	1.79%
	2013		0.10%	0.60%	10.39	10.53	2,252	23,598	-3.34%	-2.84%	2.25%
	2012	5/21/12	0.10%	0.60%	10.75	10.84	443	4,769	0.21%	1.56%	1.92%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.80%	16.69	18.87	8,542	146,336	-2.78%	-2.09%	2.08%
	2014		0.10%	0.80%	17.17	19.27	8,767	154,241	4.86%	5.59%	1.92%
	2013		0.10%	0.80%	16.37	18.25	9,095	151,843	8.88%	9.63%	2.12%
	2012		0.10%	0.80%	15.04	16.64	8,366	127,956	8.90%	9.68%	3.76%
	2011		0.10%	0.80%	13.81	13.99	8,984	125,687	2.86%	3.06%	2.25%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.50%	13.53	20.42	32,251	568,101	-4.17%	-3.79%	2.06%
	2014		0.10%	0.50%	14.12	14.12	29,700	531,850	2.95%	2.95%	3.05%
	2013		0.50%	0.50%	13.72	13.72	13,270	182,021	12.98%	12.98%	1.84%
	2012		0.50%	0.60%	10.45	12.14	13,320	160,420	8.49%	8.60%	2.63%
	2011		0.50%	0.60%	9.63	11.18	12,492	138,563	-0.61%	-0.50%	2.14%
LVIP Global Income Fund Standard Class
	2015		0.10%	0.60%	12.01	12.42	18,385	223,122	-2.61%	-2.12%	3.19%
	2014		0.10%	0.60%	12.34	12.69	14,862	184,596	1.33%	1.84%	0.65%
	2013		0.10%	0.60%	12.17	12.17	9,835	119,827	-3.40%	-3.40%	0.25%
	2012		0.60%	0.60%	12.60	12.60	6,657	83,899	7.05%	7.05%	1.82%
	2011	4/8/11	0.60%	0.60%	11.77	11.77	4,865	57,272	-1.72%	-1.72%	3.61%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.60%	$12.83	$19.63	42,950	$735,153	-3.95%	-3.47%	2.22%
	2014		0.10%	0.80%	13.36	20.33	33,524	571,057	3.32%	4.04%	2.77%
	2013		0.10%	0.80%	12.90	19.54	22,110	342,562	11.19%	11.74%	1.54%
	2012		0.10%	0.60%	11.60	17.49	28,375	368,411	8.93%	9.48%	2.66%
	2011		0.10%	0.80%	10.65	15.98	57,255	724,723	0.56%	1.07%	1.90%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	10.98	23.59	8,353	105,816	-4.77%	-4.29%	0.00%
	2014		0.10%	0.60%	11.53	24.65	8,837	116,947	-7.87%	-7.40%	0.00%
	2013		0.10%	0.60%	12.51	12.61	7,328	100,023	24.07%	24.20%	0.00%
	2012		0.50%	0.60%	10.08	10.16	5,903	59,559	5.84%	5.92%	0.00%
	2011		0.50%	0.80%	9.44	9.59	4,906	46,696	-8.33%	-8.07%	0.00%
LVIP JPMorgan High Yield Fund Standard Class
	2015		0.10%	0.60%	13.14	13.52	5,265	69,361	-4.51%	-4.07%	4.18%
	2014		0.10%	0.60%	13.76	14.09	6,937	95,598	2.23%	2.76%	3.76%
	2013		0.10%	0.60%	13.46	13.71	8,238	110,992	5.92%	6.48%	4.91%
	2012	5/21/12	0.10%	0.60%	12.71	12.88	6,993	88,876	-0.06%	9.39%	6.45%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	12.78	27.69	3,040	39,594	-8.29%	-7.74%	0.77%
	2014		0.10%	0.60%	13.93	30.01	2,818	39,907	7.47%	8.12%	0.82%
	2013		0.10%	0.60%	12.96	12.96	2,697	35,563	23.43%	23.43%	0.25%
	2012		0.60%	0.60%	10.50	10.50	8,298	87,156	13.08%	13.08%	0.00%
	2011		0.60%	0.60%	9.29	9.29	7,608	70,661	-2.36%	-2.36%	0.00%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		0.60%	0.80%	12.10	12.31	62,433	757,021	-3.44%	-3.24%	1.84%
	2014		0.60%	0.80%	12.53	12.72	59,391	745,759	3.33%	3.54%	2.09%
	2013		0.60%	0.80%	12.12	12.29	60,007	729,077	12.84%	13.06%	1.11%
	2012		0.60%	0.80%	10.87	10.87	77,614	837,227	7.25%	7.25%	3.38%
	2011		0.60%	0.60%	10.13	10.13	27,747	281,121	-1.16%	-1.16%	0.65%
LVIP MFS International Growth Fund Standard Class
	2015		0.10%	0.60%	9.87	21.08	9,383	103,084	0.69%	1.20%	1.23%
	2014		0.10%	0.60%	9.81	20.83	9,434	98,635	-5.62%	-5.15%	1.08%
	2013		0.10%	0.60%	10.39	21.96	8,858	97,413	12.93%	13.49%	0.85%
	2012		0.10%	0.60%	9.20	19.35	8,552	82,578	18.68%	19.29%	1.58%
	2011		0.10%	0.60%	7.75	7.75	1,462	13,805	-10.41%	-10.41%	3.21%
LVIP MFS Value Fund Standard Class
	2015		0.10%	0.80%	14.55	28.63	8,451	137,895	-1.33%	-0.64%	2.12%
	2014		0.10%	0.80%	14.74	28.82	7,227	120,370	9.62%	10.39%	2.55%
	2013		0.10%	0.80%	13.45	26.10	5,705	88,310	34.86%	35.82%	2.04%
	2012		0.10%	0.80%	9.97	19.22	4,158	49,741	15.40%	16.22%	1.21%
	2011		0.10%	0.80%	8.64	16.54	4,766	47,651	-0.90%	-0.20%	1.70%
LVIP Mondrian International Value Fund Standard Class
	2015		0.50%	0.80%	9.09	24.47	33,533	518,416	-4.56%	-4.27%	3.36%
	2014		0.50%	0.80%	9.51	25.64	28,115	446,413	-3.32%	-3.02%	4.07%
	2013		0.50%	0.80%	9.81	26.52	27,392	449,570	20.87%	21.23%	2.50%
	2012		0.50%	0.80%	10.60	21.94	28,951	390,932	8.74%	9.07%	3.34%
	2011		0.50%	0.80%	9.72	20.18	19,103	280,750	-4.98%	-4.69%	2.93%
LVIP Money Market Fund Standard Class
	2015		0.10%	0.80%	9.97	11.71	15,078	160,981	-0.78%	-0.08%	0.02%
	2014		0.10%	0.80%	10.12	11.80	14,927	160,829	-0.77%	-0.47%	0.03%
	2013		0.50%	0.80%	10.76	11.90	40,872	425,394	-0.77%	-0.47%	0.03%
	2012		0.50%	0.80%	10.81	11.99	26,659	298,276	-0.78%	-0.47%	0.02%
	2011		0.50%	0.80%	10.86	12.08	25,681	288,491	-0.77%	-0.47%	0.03%
LVIP SSgA Bond Index Fund Standard Class
	2015		0.10%	0.60%	12.61	12.76	16,524	209,114	-0.35%	0.15%	2.45%
	2014		0.10%	0.60%	12.65	12.74	16,962	215,299	5.12%	5.64%	1.88%
	2013		0.10%	0.60%	12.03	12.10	16,144	194,795	-3.15%	-2.67%	2.13%
	2012		0.10%	0.60%	12.39	12.48	11,041	137,509	3.23%	3.76%	2.52%
	2011		0.10%	0.60%	11.94	12.08	10,107	121,832	6.75%	7.29%	3.12%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Conservative Index Allocation Fund Standard Class
	2015		0.60%	0.60%	$12.78	$12.78	2,336	$29,870	-1.54%	-1.54%	1.79%
	2014		0.60%	0.60%	12.98	12.98	2,899	37,639	4.10%	4.10%	1.85%
	2013	5/31/13	0.60%	0.60%	12.47	12.47	2,548	31,781	3.54%	3.54%	1.49%
LVIP SSgA Developed International 150 Fund Standard Class
	2015		0.50%	0.60%	9.51	9.59	2,634	25,176	-4.87%	-4.77%	2.96%
	2014		0.50%	0.60%	10.00	10.07	2,809	28,198	0.31%	0.41%	3.30%
	2013		0.50%	0.60%	10.03	10.03	2,614	26,142	19.71%	19.71%	3.12%
	2012		0.50%	0.50%	8.37	8.37	1,651	13,826	13.07%	13.07%	2.73%
	2011		0.50%	0.50%	7.41	7.41	1,753	12,986	-12.57%	-12.57%	2.68%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.10%	0.60%	10.77	21.51	21,382	234,233	-17.54%	-17.12%	6.00%
	2014		0.10%	0.60%	13.06	25.95	11,795	159,353	-3.95%	-3.46%	3.00%
	2013		0.10%	0.60%	13.60	26.88	11,042	154,580	-3.41%	-2.94%	2.53%
	2012		0.10%	0.60%	14.14	27.69	8,219	119,218	12.09%	12.55%	3.85%
	2011		0.10%	0.80%	12.48	12.62	4,323	56,524	-15.62%	-15.36%	2.85%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	9.79	19.90	11,701	165,001	-7.26%	-6.61%	3.39%
	2014		0.10%	0.80%	14.67	21.31	8,088	126,560	3.14%	3.87%	2.78%
	2013		0.10%	0.80%	14.23	14.47	3,496	54,603	8.93%	9.15%	1.28%
	2012		0.60%	0.80%	13.06	13.26	6,163	81,284	10.26%	10.48%	3.67%
	2011		0.60%	0.80%	11.84	12.00	5,456	65,150	-0.58%	-0.38%	1.38%
LVIP SSgA International Index Fund Standard Class
	2015		0.50%	0.60%	8.86	8.93	15,200	134,857	-1.81%	-1.71%	2.81%
	2014		0.50%	0.60%	9.03	9.09	11,830	106,901	-6.41%	-6.31%	4.55%
	2013		0.50%	0.60%	9.65	9.70	4,811	46,487	20.26%	20.38%	1.56%
	2012		0.50%	0.60%	8.02	8.06	6,321	50,765	17.42%	17.54%	2.14%
	2011		0.50%	0.60%	6.83	6.86	4,919	33,645	-12.90%	-12.82%	1.34%
LVIP SSgA Large Cap 100 Fund Standard Class
	2015		0.10%	0.80%	16.61	35.30	28,160	479,390	-5.43%	-4.75%	5.43%
	2014		0.10%	0.80%	17.56	17.91	6,422	117,139	15.80%	16.14%	2.50%
	2013		0.50%	0.80%	15.17	15.42	6,820	104,938	34.77%	35.17%	2.26%
	2012		0.50%	0.80%	11.41	11.41	7,641	87,054	11.66%	11.66%	1.69%
	2011		0.50%	0.50%	10.22	10.22	7,049	72,030	1.81%	1.81%	1.70%
LVIP SSgA Moderate Index Allocation Fund Standard Class
	2015		0.10%	0.60%	13.70	14.07	4,358	60,009	-2.07%	-1.57%	2.17%
	2014		0.10%	0.60%	14.30	14.30	2,774	39,084	4.30%	4.30%	3.20%
	2013		0.10%	0.10%	13.71	13.71	729	9,988	12.35%	12.35%	1.96%
	2012		0.10%	0.10%	12.20	12.20	598	7,301	11.61%	11.61%	2.04%
	2011	1/13/11	0.10%	0.10%	10.93	10.93	456	4,989	-1.59%	-1.59%	0.60%
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	2015		0.60%	0.60%	13.53	13.53	6,627	89,683	-3.28%	-3.28%	2.74%
	2014		0.60%	0.60%	13.99	13.99	7,307	102,234	4.93%	4.93%	2.68%
	2013		0.60%	0.60%	13.33	13.33	7,939	105,853	12.13%	12.13%	2.32%
	2012		0.60%	0.60%	11.89	11.89	8,511	101,204	9.88%	9.88%	4.48%
	2011	9/16/11	0.60%	0.60%	10.82	10.82	4,212	45,581	1.07%	1.07%	0.00%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	2015		0.60%	0.60%	13.95	13.95	3,657	51,005	-4.06%	-4.06%	4.34%
	2014		0.60%	0.60%	14.54	14.54	1,162	16,894	4.65%	4.65%	2.56%
	2013	11/20/13	0.60%	0.60%	13.89	13.89	1,497	20,792	1.86%	1.86%	2.30%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.10%	0.60%	14.98	30.97	37,837	649,722	0.57%	1.07%	1.97%
	2014		0.10%	0.60%	14.89	30.64	35,526	605,187	12.75%	13.31%	2.09%
	2013		0.10%	0.60%	13.21	16.24	31,272	478,744	31.21%	31.34%	1.59%
	2012		0.50%	0.80%	11.39	12.38	32,580	378,774	14.96%	15.07%	0.98%
	2011		0.50%	0.60%	9.90	10.77	28,844	307,956	1.24%	1.34%	0.92%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.10%	0.60%	$14.03	$30.35	6,652	$97,075	-5.29%	-4.80%	1.01%
	2014		0.10%	0.60%	14.82	31.88	5,643	87,375	4.05%	4.57%	1.17%
	2013		0.10%	0.60%	14.24	30.49	3,408	51,973	37.08%	37.73%	0.77%
	2012		0.10%	0.60%	10.39	22.13	3,755	41,396	15.19%	15.78%	0.39%
	2011		0.10%	0.60%	9.02	19.12	7,755	71,866	-5.13%	-4.64%	0.38%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.10%	0.60%	17.92	37.17	1,151	23,990	-7.40%	-6.94%	2.69%
	2014		0.10%	0.60%	19.35	39.94	986	22,558	3.68%	4.19%	3.65%
	2013		0.10%	0.60%	18.77	38.34	820	18,504	33.82%	34.36%	2.98%
	2012		0.10%	0.50%	14.03	28.53	721	12,344	13.26%	13.73%	2.57%
	2011		0.10%	0.50%	12.39	25.09	734	10,934	-2.70%	-2.31%	1.75%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2015		0.10%	0.60%	18.03	34.60	2,846	68,537	10.07%	10.62%	0.00%
	2014		0.10%	0.60%	16.38	31.28	3,121	67,023	8.06%	8.60%	0.00%
	2013		0.10%	0.60%	15.16	15.16	2,400	44,184	38.21%	38.22%	0.00%
	2012		0.60%	0.60%	10.97	10.97	1,475	16,179	17.61%	17.61%	0.00%
	2011		0.60%	0.60%	9.33	9.33	276	2,578	-2.23%	-2.23%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.10%	0.80%	20.38	36.08	5,970	139,436	1.29%	2.00%	0.13%
	2014		0.10%	0.80%	20.06	35.37	5,958	137,318	10.70%	11.48%	0.26%
	2013		0.10%	0.80%	18.07	24.06	5,467	108,524	33.69%	34.12%	0.00%
	2012		0.50%	0.80%	13.47	18.00	5,038	70,163	15.40%	15.72%	0.00%
	2011		0.50%	0.80%	11.64	15.42	4,601	55,054	-4.45%	-4.35%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	10.15	20.87	5,394	59,872	-8.57%	-8.12%	1.45%
	2014		0.10%	0.60%	11.10	22.72	3,732	47,692	-2.57%	-2.09%	1.73%
	2013		0.10%	0.60%	23.20	23.20	2,064	28,981	19.81%	19.81%	1.63%
	2012		0.10%	0.10%	19.37	19.37	391	7,579	21.13%	21.13%	1.76%
	2011	1/13/11	0.10%	0.10%	15.99	15.99	307	4,908	-5.06%	-5.06%	3.55%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	13.18	25.26	7,630	108,411	0.53%	1.23%	0.00%
	2014		0.10%	0.80%	13.11	24.96	7,428	104,478	4.51%	5.22%	0.00%
	2013		0.10%	0.80%	12.54	23.72	7,392	98,955	24.50%	25.39%	0.00%
	2012		0.10%	0.80%	10.07	18.92	6,883	73,429	15.46%	16.39%	0.00%
	2011		0.10%	0.80%	8.72	16.25	5,985	54,190	-6.44%	-5.72%	0.21%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015		0.60%	0.60%	15.47	15.47	2,582	39,943	-0.90%	-0.90%	1.61%
	2014		0.60%	0.60%	15.61	15.61	2,754	42,996	11.54%	11.54%	1.83%
	2013	2/19/13	0.60%	0.60%	14.00	14.00	3,070	42,961	20.45%	20.45%	1.15%
LVIP Vanguard International Equity ETF Fund Standard Class
	2015		0.60%	0.60%	10.40	10.40	15,003	156,083	-3.53%	-3.53%	2.32%
	2014		0.60%	0.60%	10.78	10.78	14,833	159,976	-5.21%	-5.21%	2.03%
	2013		0.60%	0.60%	11.38	11.38	13,979	159,052	14.06%	14.06%	2.30%
	2012	5/25/12	0.60%	0.60%	9.97	9.97	9,999	99,742	20.44%	20.44%	7.05%
LVIP Wellington Capital Growth Fund Standard Class
	2015		0.60%	0.60%	17.30	17.30	1,657	28,669	8.77%	8.77%	0.00%
	2014		0.60%	0.60%	15.90	15.90	1,525	24,252	10.71%	10.71%	0.19%
	2013		0.60%	0.60%	14.37	14.37	1,372	19,712	35.19%	35.19%	0.00%
	2012	4/18/12	0.60%	0.60%	10.63	10.63	1,174	12,477	0.01%	0.01%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2015		0.50%	0.80%	13.74	14.11	6,362	88,662	-2.30%	-2.01%	0.65%
	2014		0.50%	0.80%	14.07	14.40	6,527	92,959	7.43%	7.75%	0.32%
	2013		0.50%	0.80%	13.09	13.37	6,607	87,477	33.07%	33.48%	0.22%
	2012		0.50%	0.80%	9.84	10.01	6,172	61,392	23.14%	23.47%	0.83%
	2011		0.50%	0.80%	8.11	8.11	496	3,992	-9.76%	-9.76%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M International Equity Fund
	2015		0.60%	0.60%	$14.29	$14.29	1,500	$21,441	-4.52%	-4.52%	1.62%
	2014		0.60%	0.60%	14.97	14.97	1,543	23,095	-7.62%	-7.62%	2.24%
	2013		0.60%	0.60%	16.20	16.20	1,595	25,844	15.63%	15.63%	2.40%
	2012		0.60%	0.60%	14.01	14.01	1,653	23,158	19.96%	19.96%	2.08%
	2011		0.60%	0.60%	11.68	11.68	1,718	20,058	-14.08%	-14.08%	3.02%
MFS VIT Growth Series Initial Class
	2015		0.10%	0.80%	17.61	32.91	12,241	260,831	6.70%	7.45%	0.16%
	2014		0.10%	0.80%	16.47	30.63	12,382	246,099	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	16.85	28.14	11,791	209,940	35.76%	36.72%	0.24%
	2012		0.10%	0.80%	12.41	20.59	11,148	141,506	16.45%	17.29%	0.00%
	2011		0.10%	0.80%	10.66	17.55	14,129	153,188	-1.12%	-0.46%	0.19%
MFS VIT Total Return Series Initial Class
	2015		0.10%	0.80%	15.93	23.15	6,832	146,219	-1.16%	-0.48%	2.62%
	2014		0.10%	0.80%	16.07	23.42	6,842	148,499	7.63%	8.39%	1.90%
	2013		0.10%	0.80%	14.89	21.76	8,095	163,265	18.10%	18.99%	1.94%
	2012		0.10%	0.80%	12.57	18.43	10,869	176,867	10.37%	11.25%	2.01%
	2011		0.10%	0.80%	11.35	16.70	21,702	300,441	0.96%	1.74%	2.59%
MFS VIT Utilities Series Initial Class
	2015		0.10%	0.80%	13.43	42.20	47,930	1,384,633	-15.20%	-14.60%	4.18%
	2014		0.10%	0.80%	15.81	49.76	45,737	1,575,425	11.83%	12.62%	2.06%
	2013		0.10%	0.80%	21.49	44.50	44,906	1,398,012	19.56%	20.42%	2.37%
	2012		0.10%	0.80%	17.92	37.22	41,445	1,084,745	12.58%	13.37%	6.81%
	2011		0.10%	0.80%	15.87	33.06	40,890	949,395	5.93%	6.75%	3.29%
NB AMT Large Cap Value Portfolio I Class
	2015		0.80%	0.80%	19.33	19.33	3,325	64,276	-12.51%	-12.51%	0.77%
	2014		0.80%	0.80%	22.09	22.09	3,427	75,714	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	20.27	20.27	3,611	73,214	30.09%	30.09%	1.16%
	2012		0.80%	0.80%	15.58	15.58	3,809	59,354	15.67%	15.67%	0.42%
	2011		0.80%	0.80%	13.47	13.47	4,025	54,231	-12.07%	-12.07%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2015		0.50%	0.80%	18.95	35.19	25,765	665,528	0.47%	0.77%	0.00%
	2014		0.50%	0.80%	18.81	35.02	26,154	672,398	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	17.57	32.82	34,096	811,866	31.56%	31.95%	0.00%
	2012		0.50%	0.80%	13.32	24.95	35,799	647,388	11.52%	11.85%	0.00%
	2011		0.50%	0.80%	11.90	22.37	37,338	606,374	-0.33%	-0.03%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		0.50%	0.80%	16.01	30.86	1,927	41,850	-9.07%	-8.79%	0.78%
	2014		0.50%	0.80%	17.55	33.94	1,907	45,500	12.93%	13.27%	1.06%
	2013		0.50%	0.80%	15.50	30.05	2,090	43,600	35.96%	36.37%	1.14%
	2012		0.50%	0.80%	11.37	22.11	2,729	40,883	14.61%	14.95%	0.61%
	2011		0.50%	0.80%	9.89	19.29	2,905	38,015	-7.24%	-6.96%	0.65%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2015		0.10%	0.60%	7.61	7.87	33,249	254,474	-26.15%	-25.78%	3.97%
	2014		0.10%	0.60%	10.30	10.30	20,137	208,134	-18.91%	-18.91%	0.40%
	2013		0.60%	0.60%	12.71	12.71	11,946	151,790	-15.21%	-15.21%	1.71%
	2012		0.60%	0.60%	14.99	14.99	6,821	102,217	4.73%	4.73%	2.83%
	2011		0.60%	0.80%	14.24	14.31	11,310	161,731	-8.30%	-8.11%	14.37%
Putnam VT Global Health Care Fund Class IB
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.26%
	2013		0.80%	0.80%	19.49	21.69	690	14,704	40.53%	40.54%	1.09%
	2012		0.80%	0.80%	13.87	13.87	726	10,965	21.28%	21.28%	0.52%
	2011		0.80%	0.80%	11.44	11.44	191	2,189	-1.97%	-1.97%	0.85%
Putnam VT Growth & Income Fund Class IB
	2015		0.80%	0.80%	17.72	17.72	1,037	18,372	-8.26%	-8.26%	1.81%
	2014		0.80%	0.80%	19.32	19.32	1,050	20,290	9.85%	9.85%	1.31%
	2013		0.80%	0.80%	17.58	17.58	1,062	18,683	34.60%	34.60%	1.61%
	2012		0.80%	0.80%	13.06	13.06	1,074	14,026	18.19%	18.19%	1.69%
	2011		0.80%	0.80%	11.05	11.05	1,094	12,094	-5.40%	-5.40%	1.23%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Foreign VIP Fund Class 2
	2015		0.80%	0.80%	$15.79	$15.79	6,211	$98,104	-7.24%	-7.24%	3.23%
	2014		0.80%	0.80%	17.03	17.03	6,369	108,454	-11.84%	-11.84%	1.88%
	2013		0.80%	0.80%	19.31	19.31	6,421	124,014	21.99%	21.99%	2.37%
	2012		0.80%	0.80%	15.83	15.83	6,541	103,553	17.29%	17.29%	2.99%
	2011		0.80%	0.80%	13.50	13.50	6,842	92,350	-11.35%	-11.35%	1.49%
Templeton Global Bond VIP Fund Class 1
	2015		0.10%	0.60%	16.20	19.59	7,118	134,120	-4.68%	-4.19%	8.36%
	2014		0.10%	0.60%	17	21	7,516	151,327	1.51%	1.51%	5.53%
	2013		0.60%	0.80%	18.83	20.24	8,312	166,335	1.08%	1.28%	5.47%
	2012		0.60%	0.80%	18.63	19.99	12,529	247,123	14.39%	14.62%	6.78%
	2011		0.60%	0.80%	16.28	17.44	12,846	220,342	-1.40%	-1.20%	5.39%
Templeton Growth VIP Fund Class 1
	2015		0.50%	0.80%	12.45	21.87	5,120	75,217	-6.99%	-6.71%	2.96%
	2014		0.50%	0.80%	13.35	23.52	4,953	78,383	-3.31%	-3.02%	1.59%
	2013		0.50%	0.80%	13.76	24.32	4,641	76,236	30.00%	30.39%	2.88%
	2012		0.50%	0.80%	10.55	18.71	4,792	59,800	20.43%	20.79%	2.35%
	2011		0.50%	0.80%	8.74	15.53	5,242	51,999	-7.54%	-7.26%	1.62%
Templeton Growth VIP Fund Class 2
	2015		0.80%	0.80%	20.58	20.58	766	15,760	-7.23%	-7.23%	2.59%
	2014		0.80%	0.80%	22.19	22.19	741	16,451	-3.59%	-3.59%	1.24%
	2013		0.80%	0.80%	23.01	23.01	907	20,867	29.78%	29.78%	2.72%
	2012		0.80%	0.80%	17.73	17.73	961	17,035	20.10%	20.10%	2.08%
	2011		0.80%	0.80%	14.76	14.76	951	14,041	-7.72%	-7.72%	1.35%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$33,640	$12,366
AB VPS Growth and Income Portfolio Class A	12,036	150,097
AB VPS International Value Portfolio Class A	6,927	2,986
AB VPS Small/Mid Cap Value Portfolio Class A	129,486	21,700
American Century VP Inflation Protection Fund Class I	14,882	7,388
American Funds Global Growth Fund Class 2	227,999	151,824
American Funds Global Small Capitalization Fund Class 2	32,451	38,739
American Funds Growth Fund Class 2	609,317	116,085
American Funds Growth-Income Fund Class 2	454,143	66,164
American Funds International Fund Class 2	446,831	43,055
BlackRock Global Allocation V.I. Fund Class I	260,943	42,439
Delaware VIP Diversified Income Series Standard Class	71,458	56,859
Delaware VIP Emerging Markets Series Standard Class	167,863	69,405
Delaware VIP High Yield Series Standard Class	55,356	20,871
Delaware VIP Limited-Term Diversified Income Series Standard Class	33,481	9,525
Delaware VIP REIT Series Standard Class	116,400	141,266
Delaware VIP Small Cap Value Series Standard Class	225,370	110,156
Delaware VIP Smid Cap Growth Series Standard Class	99,410	114,086
Delaware VIP U.S. Growth Series Standard Class	64,992	231,044
Delaware VIP Value Series Standard Class	191,201	54,352
Deutsche Alternative Asset Allocation VIP Portfolio A	53,544	13,838
Deutsche Equity 500 Index VIP Portfolio A	69,990	36,574
Deutsche Small Cap Index VIP Portfolio A	42,993	4,034
Fidelity VIP Contrafund Portfolio Service Class	186,297	59,726
Fidelity VIP Equity-Income Portfolio Service Class	32,882	3,807
Fidelity VIP Growth Opportunities Portfolio Service Class	2,997	775
Fidelity VIP Growth Portfolio Service Class	35,379	13,575
Fidelity VIP High Income Portfolio Service Class	2,474	1,406
Fidelity VIP Mid Cap Portfolio Service Class	157,252	38,454
Fidelity VIP Overseas Portfolio Service Class	3,572	4,860
Franklin Income VIP Fund Class 1	142,311	18,750
Franklin Mutual Shares VIP Fund Class 1	83,272	27,201
Franklin Small-Mid Cap Growth VIP Fund Class 1	18,553	5,730
Invesco V.I. American Franchise Fund Series I	16,198	115,196
Invesco V.I. Core Equity Fund Series I	21,547	103,572
Invesco V.I. International Growth Fund Series I	10,859	8,847
Janus Aspen Balanced Portfolio Institutional Shares	32,883	136,204
Janus Aspen Balanced Portfolio Service Shares	6,626	890
Janus Aspen Enterprise Portfolio Service Shares	24,385	2,367
Janus Aspen Global Research Portfolio Institutional Shares	7,972	11,359
Janus Aspen Global Research Portfolio Service Shares	833	407
Janus Aspen Global Technology Portfolio Service Shares	2,312	1,350
LVIP Baron Growth Opportunities Fund Standard Class	5,352	3,428
LVIP Baron Growth Opportunities Fund Service Class	79,425	118,095
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	30,902	1,241
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	58,848	2,518
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,507	4,865
LVIP Clarion Global Real Estate Fund Standard Class	21,668	16,757
LVIP Delaware Bond Fund Standard Class	57,983	139,726
LVIP Delaware Diversified Floating Rate Fund Standard Class	140,858	20,170
LVIP Delaware Social Awareness Fund Standard Class	5,092	8,868
LVIP Delaware Special Opportunities Fund Standard Class	3,207	831
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	31,319	11,092
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	16,049	5,253
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	49,053	14,955
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	12,274	5,092
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	9,608	9,362
LVIP Global Growth Allocation Managed Risk Fund Standard Class	130,869	61,778
LVIP Global Income Fund Standard Class	72,130	20,948

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	$297,329	$86,920
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	4,676	10,400
LVIP JPMorgan High Yield Fund Standard Class	14,674	34,101
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	6,092	2,778
LVIP Managed Risk Profile 2030 Fund Standard Class	106,387	15,340
LVIP MFS International Growth Fund Standard Class	12,023	7,512
LVIP MFS Value Fund Standard Class	34,485	9,249
LVIP Mondrian International Value Fund Standard Class	128,245	17,844
LVIP Money Market Fund Standard Class	215,278	215,127
LVIP SSgA Bond Index Fund Standard Class	20,590	22,007
LVIP SSgA Conservative Index Allocation Fund Standard Class	750	7,610
LVIP SSgA Developed International 150 Fund Standard Class	4,556	3,760
LVIP SSgA Emerging Markets 100 Fund Standard Class	127,615	10,955
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	63,540	7,991
LVIP SSgA International Index Fund Standard Class	40,990	5,534
LVIP SSgA Large Cap 100 Fund Standard Class	459,775	9,579
LVIP SSgA Moderate Index Allocation Fund Standard Class	24,801	1,621
LVIP SSgA Moderate Structured Allocation Fund Standard Class	10,745	17,965
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	44,246	6,689
LVIP SSgA S&P 500 Index Fund Standard Class	112,921	55,984
LVIP SSgA Small-Cap Index Fund Standard Class	25,401	6,282
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	9,121	1,991
LVIP T. Rowe Price Growth Stock Fund Standard Class	6,125	9,514
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	17,074	9,008
LVIP Templeton Growth Managed Volatility Fund Standard Class	23,225	4,720
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	4,534	1,995
LVIP Vanguard Domestic Equity ETF Fund Standard Class	956	3,158
LVIP Vanguard International Equity ETF Fund Standard Class	13,845	9,505
LVIP Wellington Capital Growth Fund Standard Class	6,717	568
LVIP Wellington Mid-Cap Value Fund Standard Class	3,766	6,117
M International Equity Fund	380	803
MFS VIT Growth Series Initial Class	25,931	15,354
MFS VIT Total Return Series Initial Class	16,675	9,042
MFS VIT Utilities Series Initial Class	328,159	107,795
NB AMT Large Cap Value Portfolio I Class	7,022	3,727
NB AMT Mid Cap Growth Portfolio I Class	66,934	26,467
NB AMT Mid Cap Intrinsic Value Portfolio I Class	4,787	3,533
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	139,321	12,818
Putnam VT Growth & Income Fund Class IB	355	412
Templeton Foreign VIP Fund Class 2	9,656	6,236
Templeton Global Bond VIP Fund Class 1	33,387	30,721
Templeton Growth VIP Fund Class 1	12,718	7,723
Templeton Growth VIP Fund Class 2	1,562	769

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	9,997	$22.43	$224,239	$171,723
AB VPS Growth and Income Portfolio Class A	11,406	30.12	343,554	265,913
AB VPS International Value Portfolio Class A	4,194	13.52	56,709	58,845
AB VPS Small/Mid Cap Value Portfolio Class A	22,972	17.29	397,192	414,415
American Century VP Inflation Protection Fund Class I	12,904	9.96	128,519	139,107
American Funds Global Growth Fund Class 2	27,352	26.19	716,357	722,232
American Funds Global Small Capitalization Fund Class 2	7,338	23.90	175,375	152,604
American Funds Growth Fund Class 2	33,082	67.69	2,239,286	2,010,948
American Funds Growth-Income Fund Class 2	44,377	45.04	1,998,746	1,781,101
American Funds International Fund Class 2	90,450	18.02	1,629,901	1,671,052

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
BlackRock Global Allocation V.I. Fund Class I	63,571	$15.09	$959,288	$1,069,647
Delaware VIP Diversified Income Series Standard Class	40,072	10.29	412,338	429,124
Delaware VIP Emerging Markets Series Standard Class	37,557	16.27	611,050	706,832
Delaware VIP High Yield Series Standard Class	46,762	4.89	228,667	264,474
Delaware VIP Limited-Term Diversified Income Series Standard Class	8,610	9.78	84,204	85,824
Delaware VIP REIT Series Standard Class	74,908	15.89	1,190,291	899,158
Delaware VIP Small Cap Value Series Standard Class	40,348	33.72	1,360,544	1,240,759
Delaware VIP Smid Cap Growth Series Standard Class	19,877	29.79	592,144	486,255
Delaware VIP U.S. Growth Series Standard Class	25,817	13.31	343,622	274,025
Delaware VIP Value Series Standard Class	25,861	28.64	740,656	586,574
Deutsche Alternative Asset Allocation VIP Portfolio A	9,098	12.60	114,630	125,244
Deutsche Equity 500 Index VIP Portfolio A	32,840	19.40	637,092	470,345
Deutsche Small Cap Index VIP Portfolio A	16,115	15.18	244,631	220,023
Fidelity VIP Contrafund Portfolio Service Class	37,755	33.79	1,275,744	1,040,764
Fidelity VIP Equity-Income Portfolio Service Class	10,441	20.37	212,688	219,458
Fidelity VIP Growth Opportunities Portfolio Service Class	721	31.70	22,843	13,473
Fidelity VIP Growth Portfolio Service Class	1,986	65.57	130,196	110,480
Fidelity VIP High Income Portfolio Service Class	4,512	4.92	22,201	25,446
Fidelity VIP Mid Cap Portfolio Service Class	24,143	32.41	782,472	759,085
Fidelity VIP Overseas Portfolio Service Class	8,218	19.00	156,146	136,976
Franklin Income VIP Fund Class 1	26,481	14.64	387,684	429,517
Franklin Mutual Shares VIP Fund Class 1	20,992	19.48	408,923	402,161
Franklin Small-Mid Cap Growth VIP Fund Class 1	3,433	19.09	65,542	71,695
Invesco V.I. American Franchise Fund Series I	5,166	57.30	295,999	198,181
Invesco V.I. Core Equity Fund Series I	2,878	33.84	97,392	83,104
Invesco V.I. International Growth Fund Series I	2,277	33.49	76,262	61,102
Janus Aspen Balanced Portfolio Institutional Shares	9,880	30.08	297,196	264,204
Janus Aspen Balanced Portfolio Service Shares	1,301	31.61	41,138	37,272
Janus Aspen Enterprise Portfolio Service Shares	1,586	54.67	86,732	72,582
Janus Aspen Global Research Portfolio Institutional Shares	4,672	40.24	187,981	138,098
Janus Aspen Global Research Portfolio Service Shares	331	39.53	13,102	10,351
Janus Aspen Global Technology Portfolio Service Shares	1,449	7.75	11,230	7,871
LVIP Baron Growth Opportunities Fund Standard Class	1,223	41.92	51,274	37,829
LVIP Baron Growth Opportunities Fund Service Class	9,164	41.06	376,279	354,917
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	7,242	7.80	56,491	71,677
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	6,232	16.63	103,664	104,591
LVIP BlackRock Inflation Protected Bond Fund Standard Class	7,044	9.94	69,992	74,250
LVIP Clarion Global Real Estate Fund Standard Class	9,845	9.31	91,618	81,624
LVIP Delaware Bond Fund Standard Class	59,381	13.59	806,986	798,590
LVIP Delaware Diversified Floating Rate Fund Standard Class	35,429	9.82	348,052	358,789
LVIP Delaware Social Awareness Fund Standard Class	714	40.03	28,560	23,579
LVIP Delaware Special Opportunities Fund Standard Class	511	38.44	19,639	18,581
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	10,254	8.94	91,675	98,817
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,300	37.54	86,352	79,011
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	11,623	12.92	150,161	150,158
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	3,544	10.37	36,764	37,350
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	11,096	13.19	146,338	135,905
LVIP Global Growth Allocation Managed Risk Fund Standard Class	44,690	12.71	568,105	573,453
LVIP Global Income Fund Standard Class	20,549	10.86	223,125	235,838
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	55,105	13.34	735,158	738,453
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	8,842	11.97	105,817	104,254
LVIP JPMorgan High Yield Fund Standard Class	6,918	10.03	69,362	76,767
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	2,769	14.30	39,595	30,798
LVIP Managed Risk Profile 2030 Fund Standard Class	69,256	10.93	757,037	736,392
LVIP MFS International Growth Fund Standard Class	7,524	13.70	103,085	94,367
LVIP MFS Value Fund Standard Class	3,900	35.36	137,897	115,680
LVIP Mondrian International Value Fund Standard Class	32,849	15.78	518,426	544,175
LVIP Money Market Fund Standard Class	16,098	10.00	160,983	160,983
LVIP SSgA Bond Index Fund Standard Class	18,733	11.16	209,117	208,707
LVIP SSgA Conservative Index Allocation Fund Standard Class	2,515	11.88	29,870	29,985
LVIP SSgA Developed International 150 Fund Standard Class	3,285	7.66	25,176	27,157
LVIP SSgA Emerging Markets 100 Fund Standard Class	31,978	7.33	234,237	289,115

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	15,220	$10.84	$165,003	$180,528
LVIP SSgA International Index Fund Standard Class	16,197	8.33	134,859	139,831
LVIP SSgA Large Cap 100 Fund Standard Class	37,226	12.88	479,398	528,310
LVIP SSgA Moderate Index Allocation Fund Standard Class	4,724	12.70	60,010	61,437
LVIP SSgA Moderate Structured Allocation Fund Standard Class	7,560	11.86	89,684	85,984
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	4,238	12.04	51,006	54,376
LVIP SSgA S&P 500 Index Fund Standard Class	45,136	14.40	649,732	473,020
LVIP SSgA Small-Cap Index Fund Standard Class	3,939	24.64	97,076	88,743
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	2,050	11.70	23,990	26,403
LVIP T. Rowe Price Growth Stock Fund Standard Class	2,063	33.23	68,538	52,549
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	6,609	21.10	139,438	107,121
LVIP Templeton Growth Managed Volatility Fund Standard Class	2,012	29.76	59,873	65,670
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	3,436	31.55	108,413	73,452
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,765	14.44	39,944	31,484
LVIP Vanguard International Equity ETF Fund Standard Class	17,179	9.09	156,086	156,288
LVIP Wellington Capital Growth Fund Standard Class	736	38.97	28,669	23,232
LVIP Wellington Mid-Cap Value Fund Standard Class	3,948	22.46	88,664	63,487
M International Equity Fund	1,904	11.26	21,441	31,916
MFS VIT Growth Series Initial Class	6,493	40.17	260,836	175,886
MFS VIT Total Return Series Initial Class	6,470	22.60	146,222	126,250
MFS VIT Utilities Series Initial Class	54,173	25.56	1,384,655	1,483,863
NB AMT Large Cap Value Portfolio I Class	4,873	13.19	64,277	70,061
NB AMT Mid Cap Growth Portfolio I Class	29,280	22.73	665,542	626,769
NB AMT Mid Cap Intrinsic Value Portfolio I Class	2,640	15.85	41,851	37,122
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	36,828	6.91	254,478	399,114
Putnam VT Growth & Income Fund Class IB	774	23.73	18,372	16,139
Templeton Foreign VIP Fund Class 2	7,432	13.20	98,106	104,196
Templeton Global Bond VIP Fund Class 1	8,208	16.34	134,122	149,825
Templeton Growth VIP Fund Class 1	5,555	13.54	75,218	69,519
Templeton Growth VIP Fund Class 2	1,183	13.32	15,760	14,219

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	2,003	(676)	1,327
AB VPS Growth and Income Portfolio Class A	251	(7,298)	(7,047)
AB VPS International Value Portfolio Class A	578	(282)	296
AB VPS Small/Mid Cap Value Portfolio Class A	3,702	(998)	2,704
American Century VP Inflation Protection Fund Class I	831	(469)	362
American Funds Global Growth Fund Class 2	8,941	(6,974)	1,967
American Funds Global Small Capitalization Fund Class 2	1,028	(1,751)	(723)
American Funds Growth Fund Class 2	6,771	(5,585)	1,186
American Funds Growth-Income Fund Class 2	6,968	(3,012)	3,956
American Funds International Fund Class 2	19,010	(2,300)	16,710
BlackRock Global Allocation V.I. Fund Class I	12,794	(2,429)	10,365
Delaware VIP Diversified Income Series Standard Class	3,416	(3,229)	187
Delaware VIP Emerging Markets Series Standard Class	13,719	(6,351)	7,368
Delaware VIP High Yield Series Standard Class	2,063	(1,051)	1,012
Delaware VIP Limited-Term Diversified Income Series Standard Class	2,607	(781)	1,826
Delaware VIP REIT Series Standard Class	3,884	(5,068)	(1,184)
Delaware VIP Small Cap Value Series Standard Class	2,191	(2,883)	(692)
Delaware VIP Smid Cap Growth Series Standard Class	2,023	(4,010)	(1,987)
Delaware VIP U.S. Growth Series Standard Class	738	(8,941)	(8,203)
Delaware VIP Value Series Standard Class	9,335	(2,487)	6,848
Deutsche Alternative Asset Allocation VIP Portfolio A	3,654	(972)	2,682
Deutsche Equity 500 Index VIP Portfolio A	1,395	(1,604)	(209)
Deutsche Small Cap Index VIP Portfolio A	1,040	(118)	922
Fidelity VIP Contrafund Portfolio Service Class	3,365	(2,322)	1,043

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Equity-Income Portfolio Service Class	279	(93)	186
Fidelity VIP Growth Opportunities Portfolio Service Class	43	(37)	6
Fidelity VIP Growth Portfolio Service Class	1,821	(704)	1,117
Fidelity VIP High Income Portfolio Service Class	61	(73)	(12)
Fidelity VIP Mid Cap Portfolio Service Class	2,640	(1,718)	922
Fidelity VIP Overseas Portfolio Service Class	72	(185)	(113)
Franklin Income VIP Fund Class 1	6,775	(974)	5,801
Franklin Mutual Shares VIP Fund Class 1	3,438	(1,900)	1,538
Franklin Small-Mid Cap Growth VIP Fund Class 1	131	(219)	(88)
Invesco V.I. American Franchise Fund Series I	1,482	(12,223)	(10,741)
Invesco V.I. Core Equity Fund Series I	634	(7,275)	(6,641)
Invesco V.I. International Growth Fund Series I	464	(410)	54
Janus Aspen Balanced Portfolio Institutional Shares	470	(5,386)	(4,916)
Janus Aspen Balanced Portfolio Service Shares	206	(27)	179
Janus Aspen Enterprise Portfolio Service Shares	456	(49)	407
Janus Aspen Global Research Portfolio Institutional Shares	490	(714)	(224)
Janus Aspen Global Research Portfolio Service Shares	50	(19)	31
Janus Aspen Global Technology Portfolio Service Shares	85	(147)	(62)
LVIP Baron Growth Opportunities Fund Standard Class	47	(119)	(72)
LVIP Baron Growth Opportunities Fund Service Class	2,850	(5,831)	(2,981)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,492	(113)	3,379
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	4,028	(185)	3,843
LVIP BlackRock Inflation Protected Bond Fund Standard Class	765	(418)	347
LVIP Clarion Global Real Estate Fund Standard Class	1,462	(1,622)	(160)
LVIP Delaware Bond Fund Standard Class	2,203	(6,611)	(4,408)
LVIP Delaware Diversified Floating Rate Fund Standard Class	12,905	(1,834)	11,071
LVIP Delaware Social Awareness Fund Standard Class	66	(501)	(435)
LVIP Delaware Special Opportunities Fund Standard Class	106	(47)	59
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	2,878	(1,011)	1,867
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	252	(275)	(23)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	3,252	(1,007)	2,245
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,060	(457)	603
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	254	(479)	(225)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	6,147	(3,596)	2,551
LVIP Global Income Fund Standard Class	5,170	(1,647)	3,523
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	14,204	(4,778)	9,426
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	307	(791)	(484)
LVIP JPMorgan High Yield Fund Standard Class	760	(2,432)	(1,672)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	407	(185)	222
LVIP Managed Risk Profile 2030 Fund Standard Class	3,793	(751)	3,042
LVIP MFS International Growth Fund Standard Class	567	(618)	(51)
LVIP MFS Value Fund Standard Class	1,775	(551)	1,224
LVIP Mondrian International Value Fund Standard Class	6,411	(993)	5,418
LVIP Money Market Fund Standard Class	20,801	(20,650)	151
LVIP SSgA Bond Index Fund Standard Class	1,205	(1,643)	(438)
LVIP SSgA Conservative Index Allocation Fund Standard Class	6	(569)	(563)
LVIP SSgA Developed International 150 Fund Standard Class	165	(340)	(175)
LVIP SSgA Emerging Markets 100 Fund Standard Class	10,326	(739)	9,587
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	4,070	(457)	3,613
LVIP SSgA International Index Fund Standard Class	3,885	(515)	3,370
LVIP SSgA Large Cap 100 Fund Standard Class	22,181	(443)	21,738
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,681	(97)	1,584
LVIP SSgA Moderate Structured Allocation Fund Standard Class	556	(1,236)	(680)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	2,937	(442)	2,495
LVIP SSgA S&P 500 Index Fund Standard Class	5,395	(3,084)	2,311
LVIP SSgA Small-Cap Index Fund Standard Class	1,386	(377)	1,009
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	256	(91)	165
LVIP T. Rowe Price Growth Stock Fund Standard Class	211	(486)	(275)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	385	(373)	12
LVIP Templeton Growth Managed Volatility Fund Standard Class	1,996	(334)	1,662
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	283	(81)	202
LVIP Vanguard Domestic Equity ETF Fund Standard Class	16	(188)	(172)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Vanguard International Equity ETF Fund Standard Class	932	(762)	170
LVIP Wellington Capital Growth Fund Standard Class	156	(24)	132
LVIP Wellington Mid-Cap Value Fund Standard Class	220	(385)	(165)
M International Equity Fund	—	(43)	(43)
MFS VIT Growth Series Initial Class	492	(633)	(141)
MFS VIT Total Return Series Initial Class	355	(365)	(10)
MFS VIT Utilities Series Initial Class	5,177	(2,984)	2,193
NB AMT Large Cap Value Portfolio I Class	49	(151)	(102)
NB AMT Mid Cap Growth Portfolio I Class	474	(863)	(389)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	156	(136)	20
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	14,344	(1,232)	13,112
Putnam VT Growth & Income Fund Class IB	1	(14)	(13)
Templeton Foreign VIP Fund Class 2	156	(314)	(158)
Templeton Global Bond VIP Fund Class 1	1,134	(1,532)	(398)
Templeton Growth VIP Fund Class 1	624	(457)	167
Templeton Growth VIP Fund Class 2	54	(29)	25

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	3,600	(1,889)	1,711
AB VPS Growth and Income Portfolio Class A	11,227	(288)	10,939
AB VPS International Value Portfolio Class A	850	(234)	616
AB VPS Large Cap Growth Portfolio Class A	9	(41)	(32)
AB VPS Small/Mid Cap Value Portfolio Class A	4,841	(1,822)	3,019
American Century VP Inflation Protection Fund Class I	806	(1,454)	(648)
American Funds Global Growth Fund Class 2	16,870	(2,226)	14,644
American Funds Global Small Capitalization Fund Class 2	1,133	(1,156)	(23)
American Funds Growth Fund Class 2	9,305	(15,252)	(5,947)
American Funds Growth-Income Fund Class 2	8,293	(3,927)	4,366
American Funds International Fund Class 2	12,005	(1,600)	10,405
BlackRock Global Allocation V.I. Fund Class I	16,605	(8,034)	8,571
Delaware VIP Diversified Income Series Standard Class	8,572	(4,731)	3,841
Delaware VIP Emerging Markets Series Standard Class	11,702	(3,758)	7,944
Delaware VIP High Yield Series Standard Class	2,816	(2,174)	642
Delaware VIP Limited-Term Diversified Income Series Standard Class	7,283	(5,050)	2,233
Delaware VIP REIT Series Standard Class	4,745	(6,430)	(1,685)
Delaware VIP Small Cap Value Series Standard Class	3,141	(4,286)	(1,145)
Delaware VIP Smid Cap Growth Series Standard Class	5,052	(982)	4,070
Delaware VIP U.S. Growth Series Standard Class	2,457	(1,031)	1,426
Delaware VIP Value Series Standard Class	7,680	(8,714)	(1,034)
Deutsche Alternative Asset Allocation VIP Portfolio A	4,794	(384)	4,410
Deutsche Equity 500 Index VIP Portfolio A	1,239	(1,566)	(327)
Deutsche Small Cap Index VIP Portfolio A	1,231	(813)	418
Fidelity VIP Contrafund Portfolio Service Class	4,163	(2,842)	1,321
Fidelity VIP Equity-Income Portfolio Service Class	50	(169)	(119)
Fidelity VIP Growth Opportunities Portfolio Service Class	45	(34)	11
Fidelity VIP Growth Portfolio Service Class	3,633	(348)	3,285
Fidelity VIP High Income Portfolio Service Class	214	(6,683)	(6,469)
Fidelity VIP Mid Cap Portfolio Service Class	2,925	(1,133)	1,792
Fidelity VIP Overseas Portfolio Service Class	256	(103)	153
Franklin Income VIP Fund Class 1	12,265	(6,580)	5,685
Franklin Mutual Shares VIP Fund Class 1	4,033	(1,966)	2,067
Franklin Small-Mid Cap Growth VIP Fund Class 1	169	(333)	(164)
Invesco V.I. American Franchise Fund Series I	1,368	(14,999)	(13,631)
Invesco V.I. Core Equity Fund Series I	1,135	(11,963)	(10,828)
Invesco V.I. International Growth Fund Series I	436	(435)	1
Janus Aspen Balanced Portfolio Institutional Shares	506	(451)	55
Janus Aspen Balanced Portfolio Service Shares	86	(34)	52
Janus Aspen Enterprise Portfolio Service Shares	517	(509)	8

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Global Research Portfolio Institutional Shares	455	(744)	(289)
Janus Aspen Global Research Portfolio Service Shares	211	(16)	195
Janus Aspen Global Technology Portfolio Service Shares	92	(223)	(131)
LVIP Baron Growth Opportunities Fund Standard Class	79	(193)	(114)
LVIP Baron Growth Opportunities Fund Service Class	10,722	(5,086)	5,636
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	4,193	(36)	4,157
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	3,270	(287)	2,983
LVIP BlackRock Inflation Protected Bond Fund Standard Class	2,845	(309)	2,536
LVIP Clarion Global Real Estate Fund Standard Class	623	(1,147)	(524)
LVIP Delaware Bond Fund Standard Class	4,283	(5,672)	(1,389)
LVIP Delaware Diversified Floating Rate Fund Standard Class	21,757	(9,081)	12,676
LVIP Delaware Social Awareness Fund Standard Class	115	(80)	35
LVIP Delaware Special Opportunities Fund Standard Class	118	(46)	72
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	2,294	(681)	1,613
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	229	(518)	(289)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	2,523	(1,075)	1,448
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	842	(334)	508
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	983	(1,311)	(328)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	20,445	(4,015)	16,430
LVIP Global Income Fund Standard Class	10,554	(5,527)	5,027
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	13,698	(2,284)	11,414
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	2,055	(546)	1,509
LVIP JPMorgan High Yield Fund Standard Class	845	(2,146)	(1,301)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	352	(231)	121
LVIP Managed Risk Profile 2030 Fund Standard Class	243	(859)	(616)
LVIP MFS International Growth Fund Standard Class	802	(226)	576
LVIP MFS Value Fund Standard Class	2,055	(533)	1,522
LVIP Mondrian International Value Fund Standard Class	1,864	(1,141)	723
LVIP Money Market Fund Standard Class	41,698	(67,643)	(25,945)
LVIP SSgA Bond Index Fund Standard Class	1,458	(640)	818
LVIP SSgA Conservative Index Allocation Fund Standard Class	888	(537)	351
LVIP SSgA Developed International 150 Fund Standard Class	527	(332)	195
LVIP SSgA Emerging Markets 100 Fund Standard Class	1,739	(986)	753
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	7,781	(3,189)	4,592
LVIP SSgA International Index Fund Standard Class	7,182	(163)	7,019
LVIP SSgA Large Cap 100 Fund Standard Class	360	(758)	(398)
LVIP SSgA Moderate Index Allocation Fund Standard Class	2,181	(136)	2,045
LVIP SSgA Moderate Structured Allocation Fund Standard Class	456	(1,088)	(632)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	1,533	(1,868)	(335)
LVIP SSgA S&P 500 Index Fund Standard Class	7,506	(3,252)	4,254
LVIP SSgA Small-Cap Index Fund Standard Class	2,904	(669)	2,235
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	254	(88)	166
LVIP T. Rowe Price Growth Stock Fund Standard Class	824	(103)	721
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	903	(412)	491
LVIP Templeton Growth Managed Volatility Fund Standard Class	2,443	(775)	1,668
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	140	(104)	36
LVIP Vanguard Domestic Equity ETF Fund Standard Class	—	(316)	(316)
LVIP Vanguard International Equity ETF Fund Standard Class	1,315	(461)	854
LVIP Wellington Capital Growth Fund Standard Class	178	(25)	153
LVIP Wellington Mid-Cap Value Fund Standard Class	409	(489)	(80)
M International Equity Fund	—	(52)	(52)
MFS VIT Growth Series Initial Class	1,145	(554)	591
MFS VIT Total Return Series Initial Class	467	(1,720)	(1,253)
MFS VIT Utilities Series Initial Class	7,226	(6,395)	831
NB AMT Large Cap Value Portfolio I Class	—	(184)	(184)
NB AMT Mid Cap Growth Portfolio I Class	602	(8,544)	(7,942)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	74	(257)	(183)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	13,319	(5,128)	8,191
Putnam VT Global Health Care Fund Class IB	—	(690)	(690)
Putnam VT Growth & Income Fund Class IB	—	(12)	(12)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Foreign VIP Fund Class 2	254	(306)	(52)
Templeton Global Bond VIP Fund Class 1	1,564	(2,360)	(796)
Templeton Growth VIP Fund Class 1	572	(260)	312
Templeton Growth VIP Fund Class 2	42	(208)	(166)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 1, 2016

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	(1)	Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)
(d)	(1)	Policy Form LN697 NY(5)
(2)	No-Lapse Enhancement Rider—Policy Form LR697 NY(7)
(3)	Overloan Protection Rider—Policy Form LR540 NY(7)
(4)	Premium Reserve Rider—Policy Form LR543 NY(7)
(e)	(1)	Application—LFF06300-18 NY(9)
(2)	Addendum to Application—(9)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)
(2)	Bylaws of Lincoln Life & Annuity Company of New York.(1)
(g)	Reinsurance Contracts(7)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Fund (Invesco Variable Insurance Funds)(12)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(10)
(3)	American Century Variable Portfolios, Inc.(11)
(4)	American Century Variable Portfolios II, Inc.(11)
(5)	American Funds Insurance Series(4)
(6)	BlackRock Variable Series Fund, Inc. (11)
(7)	Delaware VIP Trust(10)
(8)	Deutsche Variable Series II (formerly DWS Variable Series II)(4)
(9)	Fidelity Variable Insurance Products(10)
(10)	Franklin Templeton Variable Insurance Products Trust(10)
(11)	JPMorgan Insurance Trust(14)
(12)	Legg Mason Partners Variable Equity Trust(10)
(13)	Lincoln Variable Insurance Products Trust(13)
(14)	MFS Variable Insurance Trust(10)
(15)	PIMCO Variable Insurance Trust(4)
(i)	(1)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(6)
(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(8)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire. (Filed herewith)
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(14)

(1)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(2)	Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.
(4)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(5)	Incorporated by reference to Pret-Effective Amendment No. 1 on Form N-6 (File No. 333-149053) filed on January 23, 2009.
(6)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(7)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(9)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.
(10)	Incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(11)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(12)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(14)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E. Konen**	Executive Vice President and Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 South Crouse Avenue Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 56 on Form N-4 (File No. 033-26032) filed on December 28, 2015)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President and Chief Operating Officer
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A

Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 10 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2016.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

LLANY Separate Account R for Flexible Premium
Variable Life Insurance
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 10 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) has been signed below on April 1, 2016 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

	/s/ George W. Henderson, III *	Director
George W. Henderson, III

	/s/ Mark E. Konen *	Executuve Vice President and Director
Mark E. Konen

	/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

	/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

	/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383; 333-203099; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776; 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029

Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 811-08441

Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785

Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard	Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version: January 2016